**BUSINESS LOAN AGREEMENT**

**First Federal Bank**
**8201 Cantrell Road**
**Suite 140**
**Little Rock, Arkansas 72227**
**(501)907-1819**

| AGREEMENT DATE | LOAN NUMBER | AGREEMENT/ACCOUNT NUMBER | OFFICER |
|---|---|---|---|
| July 14, 2014 | 5000028497 | 5000028497 | Chad Russell |

## BORROWER INFORMATION

US Compounding, Inc.
1270 Dons Ln
Conway, AR 72032-4753

**Type of Business Entity:** Corporation
**State of Organization/Formation:** Arkansas

## GUARANTOR INFORMATION

Eddie Glover
4220 Bay Hill Dr
Conway, AR 72034-8195

**Type of Entity:** Individual
**State of Residence:** Arkansas

Kristen Riddle
4 Downwind Ave
Greenbrier, AR 72058-9815

**Type of Entity:** Individual
**State of Residence:** Arkansas

**AGREEMENT.** This Business Loan Agreement will be referred to in this document as the "Agreement." This Agreement is made by First Federal Bank (Lender), US Compounding, Inc. (Borrower), Eddie Glover and Kristen Riddle (Guarantor). The consideration is the promises, representations, and warranties made in this Agreement and the Related Documents.

**DEFINITIONS.** These definitions are used in this Agreement.

**"Collateral"** means the Property that any Party to this Agreement or the Related Documents may pledge, mortgage, or give Lender a security interest in, regardless of where the Property is located and regardless of when it was or will be acquired, together with all replacements, substitutions, proceeds, and products of the Property.

**"Events of Default"** means any of the events described in the "Events of Default" section of this Agreement.

**"Financial Statements"** mean the balance sheets, earnings statements, and other financial information that any Party has, is, or will be giving to Lender.

**"Indebtedness"** means the Loan and all other loans and indebtedness of Borrower to Lender, including but not limited to Lender's payments of insurance or taxes, all amounts Lender pays to protect its interest in the Collateral, overdrafts in deposit accounts with Lender, and all other indebtedness, obligations, and liabilities of Borrower to Lender, whether matured or unmatured, liquidated or unliquidated, direct or indirect, absolute or contingent, joint or several, due or to become due, now existing or hereafter arising.

**"Loan"** means any loan or loans described in the "Identification of Indebtedness" section of this Agreement.

**"Parties"** means all Borrowers, Guarantors, and Hypothecators signing this Agreement.

**"Party"** means any Borrower, Guarantor, or Hypothecator signing this Agreement.

**"Property"** means the Parties' assets, regardless of what kind of assets they are.

**"Related Documents"** means all documents, promissory notes, security agreements, leases, mortgages, construction loan agreements, assignments of leases and rents, guaranties, pledges, and all other documents or agreements executed in connection with this Agreement. The term includes both documents existing at the time of execution of this Agreement and documents executed after the date of this Agreement.

**"Fixed Charge Coverage Ratio"** means Borrower's EBITDAR less Maintenance Capex (50% of depreciation) less dividends, distributions, and withdrawals divided by the sum of the following for a stated period: interest expense, the current principal portion of long term debt, and rental expense (all determined in accordance with GAAP).

**"Funded Debt to EBITDA Ratio"** means Borrower's total outstanding liabilities divided by Borrower's EBITDA (all determined in accordance with GAAP).

**"EBITDA"** means for any stated period, Borrower's net income plus interest expense, income tax expense and depreciation and amortization expense (all determined in accordance with GAAP).

**"EBITDAR"** means for any stated period, Borrower's EBITDA plus rental expense (all determined in accordance with GAAP).

**"GAAP"** means generally accepted United States accounting principals, consistently applied.

**IDENTIFICATION OF INDEBTEDNESS.** The following loan and any and all amendments, modifications, extensions, and renewals thereof are subject to this Agreement:

- Loan Number 5000028497 with a principal amount of $2,500,000.00

**BORROWER'S REPRESENTATIONS AND WARRANTIES.** The statements made in this section will continue and remain in effect until all of the Indebtedness is fully paid to Lender. Each Borrower represents and warrants to Lender the following:

**Borrower's Existence and Authority.** Each Borrower is duly formed and in good standing under all laws governing the Borrower and the Borrower's business, and each Borrower executing this Agreement has the power and authority to execute this Agreement and the Related Documents and to bind that Borrower to the obligation created in this Agreement and the Related Documents.

**Financial Information and Filing.** All Financial Statements provided to Lender have been prepared and will continue to be prepared in accordance with generally accepted accounting principles, consistently applied, and fully and fairly present the financial condition of each Borrower, and there has been no material adverse change in Borrower's business, Property, or condition, either financial or otherwise, since the date of Borrower's latest Financial Statements. Each Borrower has filed all federal, state, and local tax returns and other reports and filings required by law to be filed before the date of this Agreement and has paid all taxes, assessments, and other charges that are due and payable prior to the date of this Agreement. Each Borrower has made reasonable provision for these types of payments that are accrued but not yet payable. The Borrower does not know of any deficiency or additional assessment not disclosed in the Borrower's books and records.

**Title and Encumbrances.** Each party has good title to all of the Borrower's assets. All encumbrances on any part of the Property were disclosed to Lender in writing prior to the date of this Agreement.

**Compliance with General Law.** Each Borrower is in compliance with and will conduct its business and use its assets in compliance with all laws, regulations, ordinances, directives, and orders of any level of governmental authority that has jurisdiction over the Borrower, the Borrower's business, or the Borrower's assets.

**Environmental Laws.** The Borrowers are in compliance with all applicable laws and rules of federal, state, and local authorities affecting the environment, as all have been or are amended.

**No Litigation/No Misrepresentations.** There are no existing or pending suits or proceedings before any court, government agency, arbitration panel, administrative tribunal, or other body, or threatened against Borrower that may result in any material adverse change in the Borrower's business, property, or financial condition, and all representations and warranties in this Agreement and the Related Documents are true and correct and no material fact has been omitted.

**COVENANTS.** On the date of this Agreement and continuing until the Indebtedness is repaid and Borrower's obligations are fully performed, Borrower covenants as follows.

**Notices of Claims and Litigation/Notice of Adverse Events.** Borrower will promptly notify Lender in writing of all threatened and actual litigation, governmental proceeding, default, and every other occurrence that may have a material adverse effect on Borrower's business, financial condition, or the Property.

**Insurance.** Borrower will maintain adequate fire and extended risk insurance coverage, business interruption, workers' compensation, commercial general liability, and other insurance required by law or as may be required by Lender. All insurance policies will be in amounts, upon terms, and in a form acceptable to Lender. All policies must be carried with insurers acceptable to Lender. Borrower will provide evidence satisfactory to Lender of all insurance and that the policies are in full force and effect and all insurance on the Collateral will name Lender as a mortgagee and loss payee, will include a lender's loss payable endorsement, and will require 10 days advance written notice to Lender of any cancellation of coverage. If the Borrower fails to maintain required insurance, the absence of the required insurance will be an Event of Default. If this happens, Lender may buy the insurance, but will have no obligation to buy it. These amounts paid by Lender will be added to the Indebtedness or will be payable on demand, at Lender's option.

**Confirmatory Documents and Actions.** Borrower agrees that on Lender's request, Borrower will do any act or execute any additional documents that are or may be required to make the terms of the Loan conform to the conditions contained in Lender's commitment to Borrower. Within five days of Lender's request, Borrower will furnish an estoppel certificate in a form Lender approves.

**Payment of Taxes.** Borrower will pay all taxes, levies, and assessments required by all local, state, and federal agencies. Borrower will make these payments when the amounts are due but before any penalty for late payment is imposed. Borrower's failure to promptly pay any tax, levy, or assessment due will be an Event of Default unless Borrower is diligently disputing the amount and Borrower has established a reserve account for the payment of the taxes if Borrower does not prevail in the dispute.

**Business Existence and Operations.** Borrower will keep Borrower's existence in its current organizational form in full force and effect unless Lender gives prior written consent to Borrower's proposed change. Borrower will not sell or merge Borrower's business or any part of Borrower's business without the Lender's prior written consent. Borrower will continue its business as currently conducted. Borrower will not change its name, its identification number, or its place of organization without Lender's prior written consent. Borrower will keep its books and records at the address in this Agreement. Borrower will promptly notify Lender in writing of any planned change in Borrower's principal place of business.

**Environmental Compliance.** Borrower will comply with all laws affecting the environment. Borrower will notify Lender within ten days after Borrower receives a summons, notice, citation, letter, or any other type of notice from any federal, state, or local authority, or any other person that claims Borrower is in violation of any law affecting the environment. Borrowers indemnify and hold Lender harmless from all violations of any environmental laws. This indemnity includes all costs and expenses incurred by Lender, including

reasonable attorneys' fees, that are related to a violation of any environmental laws, even if the Indebtedness has been paid at the time any proceeding, claim, or action is started against Lender. Lender may itself or through Borrower arrange for an environmental audit prepared by a qualified environmental engineering firm acceptable to Lender to confirm the continued accuracy of Borrower's environmental representations and warranties. Borrower will pay for the environmental audit.

**Use of Proceeds.** Borrower will use the Loan proceeds in its business.

**Fixed Charge Coverage Ratio.** Borrower shall maintain a minimum Fixed Charge Coverage Ratio of 1.25 as of the end of each fiscal quarter. First test date will be based on quarter-ending December 31, 2014. Ratio to be measured on a rolling four quarter basis.

**Funded Debt to EBITDA Ratio.** Borrower shall maintain a maximum Funded Debt to EBITDA Ratio of 5.00 as of the end of each fiscal quarter beginning September 30, 2014.

**No Borrowings or Guarantees.** Borrower will not incur debt, borrow money, or guaranty any loan or other obligation in excess of $100,000.00 without Lender's prior written permission.

**Other Information.** From the date hereof until the Indebtedness is fully repaid and all of Debtors' obligations are fully performed and satisfied, the Parties cited below agree, unless otherwise consented to in writing by the Lender, they will submit the following:

US Compounding, Inc. - Unaudited Tax Returns within 120 days after the end of each fiscal Year in form acceptable to Lender.

US Compounding, Inc. - Audited Financial Statements within 120 days after the end of each fiscal Year beginning with FYE 2015 in form acceptable to Lender.

US Compounding, Inc. - Unaudited Borrowing Base Certificate within 10 days after the end of each fiscal Month in form acceptable to Lender.

US Compounding, Inc. - Company Prepared Financial Statements within 30 days after the end of each fiscal Quarter in form acceptable to Lender.

US Compounding, Inc. - Unaudited Accounts Receivable Aging Report within 10 days after the end of each fiscal Month in form acceptable to Lender.

US Compounding, Inc. - Covenant Compliace Certificate within 30 days after the end of each fiscal Quarter in form acceptable to Lender.

Eddie Glover - Unaudited Personal Financial Statements within 120 days after the end of each fiscal Year in form acceptable to Lender.

Eddie Glover - Unaudited Personal Tax Returns within 120 days after the end of each fiscal Year in form acceptable to Lender.

Kristen Riddle - Unaudited Personal Financial Statements within 120 days after the end of each fiscal Year in form acceptable to Lender.

Kristen Riddle - Unaudited Personal Tax Returns within 120 days after the end of each fiscal Year in form acceptable to Lender.

**EVENTS OF DEFAULT.** The occurrence of any of the following events will be an Event of Default.

**Noncompliance with Lender Agreements.** Default by Borrower or Guarantor under any provision of this Agreement, the Related Documents, or any other agreement with Lender.

**False Statements.** If a Party made or makes a false or misleading misrepresentation in this Agreement, in the Related Documents, in any supporting material submitted to Lender or to third parties providing reports to Lender, or in Financial Statements given or to be given to Lender.

**Material Adverse Change.** Any material adverse change in the Borrower's business, financial condition, or the Property has occurred or is imminent; if the full performance of the obligations of any Party is materially impaired; or if the Collateral and its value or Lender's rights with respect thereto are materially impaired in any way. The existence or reasonable likelihood of litigation, governmental proceeding, default, or other event that may materially and adversely affect a Party's business, financial condition, or the Property.

**Insolvency or Liquidation.** A Party voluntarily suspends transaction of its business or does not generally pay debts as they mature. If a Party has or will make a general assignment for the benefit of creditors or will file, or have filed against it, any petition under federal bankruptcy law or under any other state or federal law providing for the relief of debtors if the resulting proceeding is not discharged within thirty days after filing. If a receiver, trustee, or custodian is or will be appointed for a Party.

**Default on Unrelated Debt.** If Borrower or Guarantor materially defaults under a provision of an agreement with a third party or if the indebtedness under such an agreement is accelerated.

**Judgments or Attachments.** If there is entered against a Party a judgment that materially affects the Borrower's business, financial condition, or the Property, or if a tax lien, levy, writ of attachment, garnishment, execution, or similar item is or will be issued against the Collateral or which materially affects Borrower's business, financial condition, or the Property, and which remains unpaid, unstayed on appeal, undischarged, unbonded, or undismissed for thirty days after it was issued.

**Collateral Impairment.** Lender has a good-faith belief that Lender's rights in the Collateral are or will soon be impaired or that the Collateral itself is or soon will be impaired.

**Termination of Existence or Change in Control.** If Borrower or Borrower's business is sold or merged or if Borrower or Borrower's business suspends business or ceases to exist.

**Insecurity.** If Lender has a good-faith belief that any Party is unable or will soon be unable to perform that Party's duties under this Agreement or under the Related Documents.

**Death.** The death of an individual who is a Party, a partner in a partnership that is a Party, a member in a limited liability company that is a Party, an officer of a corporation that is a Party, or an individual of similar position in any other type of business organization that is a Party.

**REMEDIES ON DEFAULT.**

**Remedies, No Waiver.** The remedies provided for in this Agreement, the Related Documents, and by law are cumulative and not exclusive. Lender reserves the right to exercise some, all, or none of its rights and reserves the right to exercise any right at any time that Lender has the right, without regard to how much time has passed since the right arose. Lender may exercise its rights in its sole, absolute discretion.

**Acceleration, Setoff.** Upon an Event of Default, the Loan and the Indebtedness may, at Lender's sole option, be declared immediately due and payable. Lender may apply the Parties' bank accounts and any other property held by Lender against the Indebtedness.

**ATTORNEYS' FEES AND OTHER COSTS.** If legal proceedings are instituted to enforce the terms of this Agreement, Borrower agrees to pay all costs of the Lender in connection therewith, including reasonable attorneys' fees, to the extent permitted by law.

**EXPENSES.** The Parties agree to pay all of Lender's reasonable expenses incidental to perfecting Lender's security interests and liens, all insurance premiums, Uniform Commercial Code search fees, and all reasonable fees incurred by Lender for audits, inspection, and copying of the Parties' books and records. The Parties also agree to pay all reasonable costs and expenses of Lender in connection with the enforcement of Lender's rights and remedies under this Agreement, the Related Documents, and any other agreement between one or more Parties and Lender, and in connection with the preparation of all amendments, modifications, and waivers of consent with respect to this Agreement, including reasonable attorneys' fees.

**GOVERNING LAW/PARTIAL ILLEGALITY.** This Agreement and the Related Documents are and will be governed by, and the rights of the Parties will be determined by the laws of the state of Arkansas except to the extent that federal law controls. If any part, term, or provision of this Agreement is determined to be illegal or in conflict with state or federal law, the validity of the remaining portion or provisions of this Agreement will not be affected, unless the stricken portion or provision adversely affects Lender's risk of realizing Lender's anticipated return, in which case Lender may, in its sole discretion, deem the Loan matured.

**NOTICES.** All notices required under this Agreement must be in writing and will be considered given: (i) on the day of personal delivery, or (ii) one business day after deposit with a nationally recognized overnight courier service, or (iii) three business days after deposit with the United States Postal Service sent certified mail, return receipt requested. Any of these methods may be used to give notice. All notices must be sent to the party or parties entitled to notice at the addresses first set forth in this Agreement. Any Party may change its address for notice purposes on five days prior written notice to the other Parties.

**INTEGRATION AND AMENDMENT.** This Agreement and other written agreements among the Parties, including but not limited to the Related Documents, are the entire agreement of the Parties and will be interpreted as a group, one with the others. None of the Parties will be bound by anything not expressed in writing, and this Agreement cannot be modified except by a writing executed by those Parties burdened by the modification.

**FURTHER ACTION.** The Parties will, upon request of Lender, make, execute, acknowledge, and deliver to Lender the modified and additional instruments, documents, and agreements, and will take the further action that is reasonably required, to carry out the intent and purpose of this transaction.

**CONTINUING EFFECT.** Unless superseded by a later Business Loan Agreement, this Agreement will continue in full force and effect until all of the Parties' obligations to Lender are fully satisfied and the Loan and Indebtedness are fully repaid.

**HEADINGS.** All headings in this Agreement are included for reference only and do not have any effect on the interpretation of this Agreement.

**COUNTERPARTS.** This Agreement may be executed by the Parties using any number of copies of the Agreement. All executed copies taken together will be treated as a single Agreement.

**TIME IS OF THE ESSENCE.** Time is of the essence in the performance of this Agreement.

**TRANSFERS.** Borrower may not assign or transfer its rights or obligations under this Agreement without Lender's prior written consent. Lender may transfer its interest in Lender's sole discretion. Borrower waives all rights of offset and counterclaim Borrower has against Lender. The purchaser of a participation in the loan may enforce its interest regardless of any claims or defenses Borrower has against Lender.

**JURISDICTION.** The Parties agree to waive any objection to jurisdiction or venue on the ground that the Parties are not residents of Lender's locality. The Parties authorize any action brought to enforce the Parties' obligations to be instituted and prosecuted in any state court having jurisdiction or in the United States District Court for the District that includes Lender's location as set forth at the beginning of this Agreement. The Parties authorize Lender to elect the court at Lender's sole discretion.

**ORAL AGREEMENTS DISCLAIMER.** This Agreement represents the final agreement between the parties and may not be contradicted by evidence of prior, contemporaneous or subsequent oral agreements of the parties. There are no unwritten oral agreements between the parties.

RESTRICTIONS ON PAYMENTS TO FORMER OWNERS. Any accelerated repayment of former owner buyout Notes requires Lender's prior written approval. In any Event of Default, payments to former owners must be suspended until default issue is resolved. If unresolved, payments will be suspended indefinitely.

**By signing this Agreement, Borrower acknowledges reading, understanding and agreeing to all its provisions and receipt of a copy hereof.**

US Compounding, Inc.

By: Eddie Glover Date 7/15/14

Its: President

## AGREEMENT OF GUARANTOR

Guarantor (i) acknowledges reading and understanding this Agreement; (ii) consents to the provisions of this Agreement relating to Borrower; (iii) agrees to furnish the Financial Statements to Lender that Lender reasonably requests; (iv) agrees to those portions of this Agreement that apply to Guarantor; (v) acknowledges that this Agreement has been freely executed without duress and after an opportunity to consult with counsel; and (vi) confirms that Guarantor received a copy of this Agreement, the Guaranty, and the other documents Guarantor requested.

| | | | |
|---|---|---|---|
| Eddie Glover<br>Individually | Date 7/15/14 | Kristen Riddle<br>Individually | Date 7/15/14 |

**ADDENDUM TO BUSINESS LOAN AGREEMENT**

This Addendum to Business Loan Agreement (this "Addendum") is entered into by and between **FIRST FEDERAL BANK**, organized and existing under the laws of the United States of America ("Lender"), and **US COMPOUNDING, INC.,** an Arkansas corporation ("Borrower"), this 15th day of July, 2014.

For and in consideration of Ten and No/100 Dollars ($10.00) and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Lender and Borrower hereby amend that certain Business Loan Agreement, dated of even date herewith between Lender and Borrower (the "Agreement"), as follows:

1. Under the paragraph titled "COVENANTS," the following subparagraphs shall be added to the end of the paragraph:

**Quarterly Trend Analysis**: Within thirty (30) days of the end of each fiscal quarter until the Indebtedness is repaid in full, Borrower shall provide Lender a quarterly trend analysis, to be measured on a rolling four (4) quarter basis.

**Owner Buyout Notes**: Lender and Borrower acknowledge that Borrower has executed one (1) or more promissory notes to Mr. Larry Sparks as a buyout of his membership interest in Borrower, and Borrower may execute additional promissory notes in the event of a buyout of other members of Borrower (such current or future promissory notes collectively referred to as the "Owner Buyout Notes"). Therefore, Borrower covenants and agrees to the following with respect to the Owner Buyout Notes: (1) Borrower shall not make any payment, prepayment or accelerated payments under any Owner Buyout Notes, solely except any regularly scheduled payments set forth in such Owner Buyout Notes, without the prior written consent of Lender, with such consent to be granted in Lender's sole and absolute discretion; (2) in the event Borrower is in default under this Agreement or the Related Documents at any time, then Borrower shall not make any payments under the Owner Buyout Notes (regularly scheduled payments or otherwise) until such Event of Default has been cured to Lender's satisfaction, such satisfaction to be granted in Lender's sole and absolute discretion; and (3) any event of default under any Owner Buyout Notes shall also constitute an Event of Default under this Agreement and the Related Documents.

3. This Addendum may be executed in counterparts and any number of counterparts signed in the aggregate by the parties shall constitute a single and original agreement.

4. Except as expressly set forth above, the terms and provisions of the Agreement shall remain in full force and effect. In the event of a conflict between the provisions of the Agreement and this Addendum, this Addendum shall control.

EXECUTED the date first above written.

LENDER:

**FIRST FEDERAL BANK**

By: [signature]
Name: Chad Russell
Title: Senior Vice President

BORROWER:

**US COMPOUNDING, INC.**,
an Arkansas corporation

By: [signature]
Eddie Glover, President

**COMMERCIAL LINE OF CREDIT**
**AGREEMENT AND NOTE**

**First Federal Bank**
**8201 Cantrell Road**
**Suite 140**
**Little Rock, Arkansas 72227**
**(501)907-1819**

| LOAN NUMBER | AGREEMENT DATE | LINE OF CREDIT LIMIT | MATURITY DATE | OFFICER |
|---|---|---|---|---|
| 5000028497 | July 14, 2014 | $2,500,000.00 | December 10, 2015 | Chad Russell |
| **LOAN PURPOSE:** Revolving Line of Credit to be used for working capital. | | | | |

**BORROWER INFORMATION**

US Compounding, Inc.
1270 Dons Ln
Conway, AR 72032-4753

**LINE OF CREDIT AGREEMENT AND NOTE.** This Commercial Line of Credit Agreement and Note will be referred to in this document as the "Agreement."

**LENDER.** "Lender" means First Federal Bank whose address is 8201 Cantrell Road, Suite 140, Little Rock, Arkansas 72227 , its successors and assigns.

**BORROWER.** "Borrower" means each person or legal entity who signs this Agreement.

**PROMISE TO PAY.** For value received, receipt of which is hereby acknowledged, on demand by Lender, or if no demand is made, on or before the Maturity Date, the Borrower promises to pay the principal amount of Two Million Five Hundred Thousand and 00/100 Dollars ($2,500,000.00) or such lesser amount as shall have been advanced by Lender, from time to time, to or on behalf of Borrower under the terms of this Agreement, and all interest on the outstanding principal balance and any other charges, including service charges, to the order of Lender at its office at the address noted above or at such other place as Lender may designate in writing. The Borrower will make all payments in lawful money of the United States of America.

**PAYMENT SCHEDULE.** This Agreement will be paid according to the following required payment schedule: Beginning on August 10, 2014, monthly payments of accrued and unpaid interest. The unpaid principal balance of this Note, together with all accrued interest and charges owing in connection therewith, shall be due and payable on the Maturity Date unless demanded earlier. All payments received by the Lender from the Borrower for application to this Agreement may be applied to the Borrower's obligations under this Agreement in such order as determined by the Lender.

**INTEREST RATE AND SCHEDULED PAYMENT CHANGES.** Interest will begin to accrue on the date of this Agreement. The initial variable interest rate on this Agreement will be 3.000% per annum. This interest rate may change on July 15, 2014, and every day thereafter. Each date on which the interest rate may change is called the "Change Date." Beginning with the first Change Date, Lender will calculate the new interest rate based on Prime Rate as published in the Wall Street Journal in effect on the Change Date (the "Index") minus 0.250 percentage points (the "Margin"). If the Index is not available at that time, Lender will choose a new Index which is based on comparable information. The Index is used solely to establish a base from which the actual rate of interest payable under this Agreement will be calculated, and is not a reference to any actual rate of interest charged by any lender to any particular borrower. The interest rate will never be less than 3.000%.

Nothing contained herein shall be construed as to require the Borrower to pay interest at a greater rate than the maximum allowed by law. If, however, from any circumstances, Borrower pays interest at a greater rate than the maximum allowed by law, the obligation to be fulfilled will be reduced to an amount computed at the highest rate of interest permissible under applicable law and if, for any reason whatsoever, Lender ever receives interest in an amount which would be deemed unlawful under applicable law, such interest shall be automatically applied to amounts owed, in Lender's sole discretion, or as otherwise allowed by applicable law. An increase in the interest rates will result in a higher payment amount. Interest on this Agreement is calculated on an **Actual/360** day basis. This calculation method results in a higher effective interest rate than the numeric interest rate stated in this Agreement.

**LATE PAYMENT CHARGE.** If any required payment is more than 10 days late, then at Lender's option, Lender will assess a late payment charge of 10.000% of the amount of the regularly scheduled payment then past due, subject to a maximum charge of $500.00 and a minimum charge of $25.00.

**LINE OF CREDIT TERMS.** At any time prior to the Maturity Date, the Borrower and Lender agree that the Borrower may request an advance under this Agreement up to a maximum amount equal to the Line of Credit Limit if before and after the request:

- The outstanding borrowings under this Agreement are not in excess of the lesser of the Line of Credit Limit or the Borrowing Base Amount.
- An Event of Default does not exist
- The Lender is not precluded by law from making the advance.

**Advances.**

- Advances under this Agreement may only be requested in writing by the Borrower or by an authorized person.
- The initial advance will be in the amount of $216.00.

- The total of all advances requested and unpaid principal cannot exceed Two Million Five Hundred Thousand and 00/100 Dollars ($2,500,000.00).
- All advances made will be charged to a loan account in Borrower's name on Lender's books, and the Lender shall debit such account the amount of each advance made to, and credit to such account the amount of each repayment made by Borrower.

**Borrowing Base.** The total unpaid principal outstanding under this Agreement at any time cannot exceed the lesser of (a) the Line of Credit limit or (b) the Borrowing Base Amount. For purposes of this Agreement, the "Borrowing Base Amount" means an amount equivalent to: 80.00% of Eligible Accounts Receivables; and 2) 50.00% of Eligible Inventory.

- **"Eligible Accounts"** are accounts: (a) belonging to the Borrower, net of any allowance or credit given to the account debtor, any contra offset arising from a liability of the Borrower to the account debtor and any accounts payable of the Borrower that may result in decreasing the number or aggregate value of accounts to be realized by the Borrower or Lender as disclosed in the statements provided by the Borrower to Lender as required in this Agreement; (b) resulting from the sale of the Borrower's finished goods inventory or services rendered by the Borrower to the account holder that are legally binding and enforceable obligations of the account debtor to the Borrower; (c) are free and clear of any other security interests or liens; and (d) with appropriate verification and authorization and copies of which are provided to the Lender.
- **"Ineligible Accounts"** shall consist of accounts that are: (a) 60 days past due from invoice date; (b) inter-company accounts; (c) consignment accounts; (d) owed by account debtors outside of the United States; and (e) Government Accounts.
- **"Eligible Inventory"** shall consist of goods belonging to the Borrower: (a) net of any account charges, liens, and security interest (other than the interests of the Lender) of all kinds against the inventory, changes in market value of the inventory, and all transportation, processing, and other handling charges affecting the value of the inventory, all as determined by Lender in its sole discretion; (b) goods in saleable condition, free from defects that may adversely affect its market value; (c) warehoused on Borrower's premises, or such other location as mutually agreed on by the parties from time to time, from which inventory will not be removed, except on the sale of that inventory and for purposes of delivery to a dealer or purchaser; and (d) insured at the time and at all times this Agreement is in effect for an amount at least equal to Borrower's cost for such.
- **"Ineligible Inventory"** shall consist of goods: (a) acquired by Borrower on consignment or placed on consignment by Borrower; (b) in transit; (c) located outside of the United States; and (d) goods in process.

As long as the Borrower owes any amounts under this Agreement to the Lender, Borrower shall calculate the Borrowing Base within 10 days after the end of each fiscal month and provide the Lender with the Borrowing Base Certificate that includes an assignment of all Accounts Receivables and Inventory. The Borrowing Base Certificate will be in a form and substance acceptable to Lender, will contain Borrower's Borrowing Base calculation and will be certified and signed by Borrower. Borrower's calculation is subject to Lender's confirmation and redetermination. Lender's calculation of the Borrowing Base will be the final determination when Lender's calculation of the ratio differs from Borrower's.

**Suspension and Termination.** Advances under this Agreement will be available until the earlier to occur of (a) demand by the Lender, (b) December 10, 2015, (c) the date the Line of Credit is cancelled by Borrower, or (d) the date the Line of Credit is cancelled by Lender due to an occurrence of an Event of Default (collectively, the "Maturity Date"). From and after the Maturity Date, no further advances will be made available to Borrower.

**SECURITY TO NOTE.** Security (the "Collateral") for this Agreement is granted pursuant to the following security document(s):

- Security Agreement dated July 14, 2014 evidencing security interest in Accounts Receivable, Inventory.

**GUARANTY.** In support of this transaction, a Guaranty dated July 14, 2014 has been executed by Eddie Glover; and a Guaranty dated July 14, 2014 has been executed by Kristen Riddle.

**RIGHT OF SET-OFF.** To the extent permitted by law, Borrower agrees that Lender has the right to set-off any amount due and payable under this Agreement, whether matured or unmatured, against any amount owing by Lender to Borrower including any or all of Borrower's accounts with Lender. This shall include all accounts Borrower holds jointly with someone else and all accounts Borrower may open in the future. Such right of set-off may be exercised by Lender against Borrower or against any assignee for the benefit of creditors, receiver, or execution, judgment or attachment creditor of Borrower, or against anyone else claiming through or against Borrower or such assignee for the benefit of creditors, receiver, or execution, judgment or attachment creditor, notwithstanding the fact that such right of set-off has not been exercised by Lender prior to the making, filing or issuance or service upon Lender of, or of notice of, assignment for the benefit of creditors, appointment or application for the appointment of a receiver, or issuance of execution, subpoena or order or warrant. Lender will not be liable for the dishonor of any check when the dishonor occurs because Lender set-off a debt against Borrower's account. Borrower agrees to hold Lender harmless from any claim arising as a result of Lender exercising Lender's right to set-off.

**PAYABLE ON DEMAND.** This is a demand note. Payment is due upon the earlier to occur of (a) Lender's demand or (b) the Maturity Date.

**RELATED DOCUMENTS.** The words "Related Documents" mean all promissory notes, security agreements, mortgages, deeds of trust, deeds to secure debt, business loan agreements, construction loan agreements, resolutions, guaranties, environmental agreements, subordination agreements, assignments and any other documents or agreements executed in connection with this Agreement whether now or hereafter existing, including any modifications, extensions, substitutions or renewals of any of the foregoing. The Related Documents are hereby made a part of this Agreement by reference thereto, with the same force and effect as if fully set forth herein.

**DEFAULT.** Upon the occurrence of any one of the following events (each, an "Event of Default" or "default" or "event of default"), Lender's obligations, if any, to make any advances will, at Lender's option, immediately terminate and Lender, at its option, may declare all indebtedness of Borrower to Lender under this Agreement immediately due and payable without further notice of any kind notwithstanding anything to the contrary in this Agreement or any other agreement: (a) Borrower's failure to make any payment on time or in the amount due; (b) any default by

Borrower under the terms of this Agreement or any other Related Documents executed in connection with this Agreement; (c) any default by Borrower under the terms of any Related Documents in favor of Lender; (d) the death, dissolution, or termination of existence of Borrower or any guarantor; (e) Borrower is not paying Borrower's debts as such debts become due; (f) the commencement of any proceeding under bankruptcy or insolvency laws by or against Borrower or any guarantor or the appointment of a receiver; (g) any default under the terms of any other indebtedness of Borrower to any other creditor; (h) any writ of attachment, garnishment, execution, tax lien or similar instrument is issued against any collateral securing the loan, if any, or any of Borrower's property or any judgment is entered against Borrower or any guarantor; (i) any part of Borrower's business is sold to or merged with any other business, individual, or entity; (j) any representation or warranty made by Borrower to Lender in any of the Related Documents or any financial statement delivered to Lender proves to have been false in any material respect as of the time when made or given; (k) if any guarantor, or any other party to any Related Documents in favor of Lender entered into or delivered in connection with this Agreement terminates, attempts to terminate or defaults under any such Related Documents; (l) Lender has deemed itself insecure or there has been a material adverse change of condition of the financial prospects of Borrower or any collateral securing the obligations owing to Lender by Borrower. Upon the occurrence of an event of default, Lender may pursue any remedy available under any Related Document, at law or in equity.

**GENERAL WAIVERS.** To the extent permitted by law, the Borrower severally waives any required notice of presentment, demand, acceleration, intent to accelerate, protest and any other notice and defense due to extensions of time or other indulgence by Lender or to any substitution or release of collateral. No failure or delay on the part of Lender, and no course of dealing between Borrower and Lender, shall operate as a waiver of such power or right, nor shall any single or partial exercise of any power or right preclude other or further exercise thereof or the exercise of any other power or right.

**JOINT AND SEVERAL LIABILITY.** If permitted by law, each Borrower executing this Agreement is jointly and severally bound.

**SEVERABILITY.** If a court of competent jurisdiction determines any term or provision of this Agreement is invalid or prohibited by applicable law, that term or provision will be ineffective to the extent required. Any term or provision that has been determined to be invalid or prohibited will be severed from the rest of this Agreement without invalidating the remainder of either the affected provision or this Agreement.

**SURVIVAL.** The rights and privileges of the Lender hereunder shall inure to the benefits of its successors and assigns, and this Agreement shall be binding on all heirs, executors, administrators, assigns and successors of Borrower.

**ASSIGNABILITY.** Lender may assign, pledge or otherwise transfer this Agreement or any of its rights and powers under this Agreement without notice, with all or any of the obligations owing to Lender by Borrower, and in such event the assignee shall have the same rights as if originally named herein in place of Lender. Borrower may not assign this Agreement or any benefit accruing to it hereunder without the express written consent of the Lender.

**ORAL AGREEMENTS DISCLAIMER.** This Agreement represents the final agreement between the parties and may not be contradicted by evidence of prior, contemporaneous or subsequent oral agreements of the parties. There are no unwritten oral agreements between the parties.

**GOVERNING LAW.** This Agreement is governed by the laws of the state of Arkansas except to the extent that federal law controls.

**HEADING AND GENDER.** The headings preceding text in this Agreement are for general convenience in identifying subject matter, but have no limiting impact on the text which follows any particular heading. All words used in this Agreement shall be construed to be of such gender or number as the circumstances require.

**ATTORNEYS' FEES AND OTHER COSTS.** If legal proceedings are instituted to enforce the terms of this Agreement, Borrower agrees to pay all costs of the Lender in connection therewith, including reasonable attorneys' fees, to the extent permitted by law.

**ADDITIONAL PROVISIONS.** Borrower and/or Guarantor who executes this document agrees to keep records in accordance with generally accepted accounting practices. Additionally, upon request, Borrower and/or Guarantor agrees to provide to Lender/Bank any requested financial documentation, including but not limited to complete balance sheets personally and on any entity that Borrower/Guarantor has an interest in, as well as personal and corporate tax returns and/or the extension thereof as applicable. Borrower/Guarantor agrees to provide this information within 10 days from the request.

**By signing this Agreement, Borrower acknowledges reading, understanding, and agreeing to all its provisions and receipt hereof.**

US Compounding, Inc.

Eddie Glover 7/15/14

By: Eddie Glover Date

Its: President

**COMMERCIAL SECURITY AGREEMENT**

**First Federal Bank**
**8201 Cantrell Road**
**Suite 140**
**Little Rock, Arkansas 72227**
**(501)907-1819**

| LOAN NUMBER | AGREEMENT DATE | OFFICER |
| --- | --- | --- |
| 5000028497 | July 14, 2014 | Chad Russell |

## BORROWER INFORMATION

US Compounding, Inc.
1270 Dons Ln
Conway, AR 72032-4753

## COLLATERAL OWNER INFORMATION

US Compounding, Inc.
1270 Dons Ln
Conway, AR 72032-4753

**AGREEMENT.** For purposes of this document, the term "Agreement" is used when reference is made to this Commercial Security Agreement.

**LENDER.** "Lender" means First Federal Bank whose address is 8201 Cantrell Road, Suite 140, Little Rock, Arkansas 72227 , its successors and assigns.

**DEBTOR.** For purposes of this Agreement, "Debtor" refers to any party to this Agreement, whose name and address is recited above, and who executes this Agreement.

**SECURITY INTEREST GRANT.** Debtor, in consideration of the Obligations to Lender, as defined in the "OBLIGATIONS" provision below, hereby agrees to all of the terms of this Agreement and further hereby specifically grants Lender a continuing security interest in the Collateral as defined in the "DESCRIPTION OF COLLATERAL" provision below. Debtor further grants Lender a security interest in the proceeds of said Collateral; the proceeds of hazard insurance and eminent domain or condemnation awards involving the Collateral; all products of, and accessions to, such Collateral or interests therein; any and all deposits or other sums at any time credited by or due from Lender to Debtor; and any and all instruments, documents, policies, and certificates of insurance, securities, goods, accounts receivable, choses in action, chattel paper, cash, property, and the proceeds thereof (whether or not the same are Collateral or proceeds thereof hereunder), owned by Debtor or in which Debtor has an interest which are now or at any time hereafter in possession or control of Lender, or in transit by mail or carrier to or from Lender, or in possession of any third party acting on Lender's behalf, without regard to whether Lender received the same in pledge, for safekeeping, as agent or otherwise, or whether Lender has conditionally released the same. Debtor's grant of a continuing security interest in the foregoing described Collateral secures to Lender the payment of all loans, advances, and extensions of credit from Lender to Borrower, including all renewals and extensions thereof, and any and all obligations of every kind whatsoever, whether heretofore, now, or hereafter existing or arising between Lender and Borrower and howsoever incurred or evidenced, whether primary, secondary, contingent, or otherwise.

**OBLIGATIONS.** As used in this Agreement, the term "Obligations" shall mean any and all of Debtor's obligations to Lender, whether they arise under this Agreement or the note, loan agreement, guaranty, or other evidence of debt executed in connection with this Agreement, or under any other mortgage, trust deed, deed of trust, security deed, security agreement, note, lease, instrument, contract, document, or other similar writing heretofore, now, or hereafter executed by the Borrower to Lender, including any renewals, extensions and modifications thereof, and including oral agreements and obligations arising by operation of law. The Obligations shall also include all expenditures that Lender may make under the terms of this Agreement or for the benefit of Borrower or Debtor, all interest, costs, expenses, and attorneys' fees accruing to or incurred by Lender in enforcing the Obligations or in the protection, maintenance, preservation, or liquidation of the Collateral, and any of the foregoing that may arise after the filing of any petition by or against Borrower or Debtor under the Bankruptcy Code, irrespective of whether the obligations do not accrue because of the automatic stay under Bankruptcy Code Section 362 or otherwise.

**RELATED DOCUMENTS.** The words "Related Documents" mean all promissory notes, security agreements, prior mortgages, prior deeds of trust, prior deeds to secure debt, business loan agreements, construction loan agreements, resolutions, guaranties, environmental agreements, subordination agreements, assignments of leases and rents and any other documents or agreements executed in connection with this Agreement whether now or hereafter existing, including any modifications, extensions, substitutions or renewals of any of the foregoing. The Related Documents are hereby made a part of this Agreement by reference thereto, with the same force and effect as if fully set forth herein.

**DESCRIPTION OF COLLATERAL.** The collateral covered by this Agreement (the "Collateral") is all of the Debtor's property described below which the Debtor now owns or may hereafter acquire or create and all proceeds and products thereof, whether tangible or intangible, including proceeds of insurance and which may include, but shall not be limited to, any items listed on any schedule or list attached hereto. The Collateral described has the meanings contained in the Uniform Commercial Code as adopted in the state where the Lender is located.

**Accounts.** "Accounts" consist of the Debtor's right to payment of a monetary obligation, whether or not earned by performance, (i) for property that has been or is to be sold, leased, licensed, assigned, or otherwise disposed of; (ii) for services rendered or to be rendered; (iii) for a policy of insurance issued or to be issued; (iv) for a secondary obligation incurred or to be incurred; (v) for energy provided or to be provided; (vi) for the use or hire of a vessel under a charter or other contract; (vii) arising out of the use of a credit card or charge card or information contained on or for use with the card; (viii) as winnings in a lottery or other game of chance operated or sponsored by a state, governmental unit of a state, or person licensed or authorized to operate the game by a state or governmental unit of a state; or (ix) for health-care-insurance receivables.

**Inventory.** "Inventory" consists of all inventory and goods, other than farm products, which (i) are leased by Debtor as lessor, (ii) are held by Debtor for sale or lease or to be furnished under a contract of service, (iii) are furnished by Debtor under a contract of service, or (iv) consist of raw materials, work in process, or materials used or consumed in business.

**Specific Collateral.** "Specific" refers to the specific property, together with all related rights, described below.

SPECIFIC COLLATERAL DESCRIPTION: Accounts Receivable; and Inventory

**WARRANTIES.** The Debtor warrants the following: Debtor has or will acquire free and clear title to all of the Collateral, unless otherwise provided herein; the security interest granted to the Lender shall be a first security interest, and the Debtor will defend same to the Lender against the claims and demands of all persons; the Debtor will fully cooperate in placing or maintaining Lender's lien or security interest; the Debtor agrees not to allow or permit any lien, security interest, adverse claim, charge, or encumbrance of any kind against the Collateral or any part thereof, without the Lender's prior written consent; all of the Collateral is located in the state of the Debtor's address specified at the beginning of this Agreement, unless otherwise certified to and agreed to by the Lender, or, alternatively, is in possession of the Lender; the Debtor will not remove or change the location of any Collateral without the Lender's prior written consent; the Debtor will use the Collateral only in the conduct of its own business, in a careful and proper manner; the Debtor will not use the Collateral or permit it to be used for any unlawful purpose; except as otherwise provided in this Agreement with respect to inventory, Debtor will not, without the Lender's prior written consent, sell, assign, transfer, lease, charter, encumber, hypothecate, or dispose of the Collateral, or any part thereof, or any interest therein, nor will Debtor offer to sell, assign, transfer, lease, charter, encumber, hypothecate, or dispose of the Collateral, or any part thereof, or any interest therein; the Debtor will not conduct business under any name other than that given at the beginning of this Agreement, nor change, nor reorganize the type of business entity as described, except upon the prior written approval of the Lender, in which event the Debtor agrees to execute any documentation of whatsoever character or nature demanded by the Lender for filing or recording, at the Debtor's expense, before such change occurs; the information regarding Debtor's state of organization or formation as set forth in the Resolution is correct, and Debtor further warrants that Debtor will not change Debtor's state of organization or formation without Lender's prior written consent and will assist Lender with any changes to any documents, filings, or other records resulting or required therefrom; the Debtor will keep all records of account, documents, evidence of title, and all other documentation regarding its business and the Collateral at the address specified at the beginning of this Agreement, unless notice thereof is given to the Lender at least ten (10) days prior to the change of any address for the keeping of such records; the Debtor will, at all times, maintain the Collateral in good condition and repair and will not sell or remove same except as to inventory in the ordinary course of business; the Debtor is a legally created business entity, as described before, and it has the power, and the person signing is duly authorized, to enter into this Agreement; the execution of this Agreement will not create any breach of any provision of the Debtor's organizational documents (Articles of Incorporation and By-Laws if the Debtor is a corporation, Articles of Organization and Operating Agreement if the Debtor is a limited liability company, or Certificate of Limited Partnership (if applicable) or Partnership Agreement if the Debtor is a partnership), or any other agreement to which the Debtor is or may become a party; all financial information and statements delivered by the Debtor to the Lender to obtain loans and extensions of credit are true and correct and are prepared in accordance with generally accepted accounting principles; there has been no material adverse change in the financial condition of the Debtor since it last submitted any financial information to the Lender; there are no actions or proceedings, including set-off or counterclaim, which are threatened or pending against the Debtor which may result in any material adverse change in the Debtor's financial condition or which might materially affect any of the Debtor's assets; and the Debtor has duly filed all federal, state, municipal, and other governmental tax returns, and has obtained all licenses, permits, and the like which the Debtor is required by law to file or obtain, and all such taxes and fees for such licenses and permits required to be paid, have been paid in full.

**INSURANCE.** The Debtor agrees that it will, at its own expense, fully insure the Collateral against all loss or damage for any risk of whatsoever nature in such amounts, with such companies, and under such policies as shall be satisfactory to the Lender. All policies shall expressly provide that the Lender shall be the loss payee or, alternatively, if requested by Lender, mortgagee. The Lender is granted a security interest in the proceeds of such insurance and may apply such proceeds as it may receive toward the payment of the Obligations, whether or not due, in such order as the Lender may in its sole discretion determine. The Debtor agrees to maintain, at its own expense, public liability and property damage insurance upon all its other property, to provide such policies in such form as the Lender may approve, and to furnish the Lender with copies of other evidence of such policies and evidence of the payments of the premiums thereon. All policies of insurance shall provide for a minimum 10 days' written notice of cancellation to Lender. At the request of Lender, such policies of insurance shall be delivered to and held by Lender. Debtor agrees that Lender is authorized to act as attorney for Debtor in obtaining, adjusting, settling, and canceling such insurance and endorsing any drafts or instruments issued or connected with such insurance. Debtor specifically authorizes Lender to disclose information obtained in conjunction with this Agreement and from policies of insurance to prospective insurers of the Collateral. If the Debtor at any time fails to obtain or to maintain any of the insurance required above or pay any premium in whole or in part relating thereto, the Lender, without waiving any default hereunder, may make such payment or obtain such policies as the Lender, in its sole discretion, deems advisable to protect the Debtor's property. All costs incurred by the Lender, including reasonable attorneys' fees, court costs, expenses, and other charges thereby incurred, shall become a part of the Obligations and shall be payable on demand.

**ACCOUNTS.** As of the time any account becomes subject to the security interest (or pledge or assignment as applicable) granted hereby, Debtor shall be deemed further to have warranted as to each and all of such accounts as follows: (a) each account and all papers and documents relating thereto are genuine and in all respects what they purport to be; (b) each account is valid and subsisting and arises out of a bona fide sale of goods sold and delivered to, or out of and for services theretofore actually rendered by Debtor to, the account debtor named in the account or other bona fide transaction; (c) the amount of the account represented as owing is the correct amount actually and unconditionally owing except for normal cash discounts and is not subject to any setoffs, credits, defenses, or countercharges; and (d) Debtor is the owner thereof free and clear of any charges, liens, security interests, adverse claims, and encumbrances of any and every nature whatsoever.

Lender shall have the right in its own name or in the name of the Debtor, whether before or after default, to require Debtor: (1) to transmit all proceeds of collection of accounts to Lender; (2) to notify any and all account debtors to make payments of the accounts directly to Lender; (3) to demand, collect, receive, receipt for, sue for, compound, and give acquittal for, any and all amounts due or to become due on the accounts and to endorse the name of the Debtor on all commercial paper given in payment or part payment thereof; and (4) in Lender's discretion, to file any claim or take any other action or proceeding that Lender may deem necessary or appropriate to protect and preserve and realize upon the accounts and related Collateral.

Unless and until Lender elects to collect accounts, and the privilege of Debtor to collect accounts is revoked by Lender in writing, Debtor shall continue to collect accounts, account for same to Lender, shall not commingle the proceeds of collections of accounts with any funds of the Debtor, and shall deposit such proceeds in an account with Lender. In order to assure collection of accounts in which Lender has an interest hereunder, Lender may notify the post office authorities to change the address for delivery of mail addressed to Debtor to such address as Lender may designate, open and dispose of such mail, and receive the collections of accounts included therewith. Lender shall have no duty or obligation whatsoever to collect any account or to take any other action or preserve or protect the Collateral; however, should Lender elect to collect any account or take possession of the Collateral, Debtor releases Lender from any claim or claims for loss or damage arising from any act or omission in connection therewith, and costs of collection incurred by Lender shall be an obligation secured hereby and constitute a portion of the Obligations.

Upon request by Lender, whether before or after default, Debtor shall take such action and execute and deliver such documents as Lender may reasonably request in order to identify, confirm, mark, segregate, and assign accounts and to evidence Lender's interest in same. Without limiting the foregoing Debtor, upon request, agrees to assign accounts to Lender, identify and mark accounts as being subject to the security interest for pledge (or assignment as applicable) granted hereby, mark Debtor's books and records to reflect such assignments, and forthwith to transmit to Lender in the form as received by Debtor any and all proceeds of collection of such accounts.

Debtor will deliver to Lender, prior to the 10th day of each month, or with such other frequency as Lender may request, a written report in form and content satisfactory to Lender, showing a listing and aging of accounts and such other information as Lender may request from time to time. Debtor shall immediately notify Lender of the assertion by any account debtor of any setoff, defense, or claim regarding an account or any other matter adversely affecting an account.

Returned or repossessed goods arising from or relating to any accounts included within the Collateral shall, if requested by Lender, be held separate and apart from any other property. Debtor, on request by Lender, but not less than weekly even though no request has been made, shall report to Lender identifying information with respect to any such goods relating to accounts included in transactions under this Agreement.

**INVENTORY.** Debtor will deliver to Lender prior to the 10th day of each month, or on such other frequency as Lender may request, a written report in form and content satisfactory to Lender, with respect to the preceding month or other applicable period showing Debtor's opening inventory, inventory acquired, inventory sold, inventory returned, inventory used in Debtor's business, closing inventory, and other inventory not with the preceding categories, and such other information as Lender may request from time to time. Debtor shall immediately notify Lender of any matter adversely affecting the inventory, including, without limitation, any event causing loss or depreciation in the value of the inventory and the amount of such possible loss or depreciation.

Debtor will promptly notify Lender in writing of any addition to, change in, or discontinuance of its place(s) of business as shown in this Agreement, and the location of the office where it keeps its records. All Collateral will be located at the place(s) of business shown herein, as modified by any written notice(s) given pursuant hereto.

Unless and until the privilege of Debtor to use inventory in the ordinary course of Debtor's business is revoked by Lender in the event of default or if Lender deems itself insecure, Debtor may use the inventory in any manner not inconsistent with this Agreement, may sell that part of the Collateral consisting of inventory provided that all such sales are in the ordinary course of business, and may use and consume any raw materials or supplies that are necessary in order to carry on Debtor's business. A sale in the ordinary course of business does not include a transfer in partial or total satisfaction of a debt.

All accounts that arise from the sale of the inventory included within the Collateral shall be subject to all of the terms and provisions hereof pertaining to accounts.

Debtor shall take all action necessary to protect and preserve the inventory.

**ADDITIONAL COLLATERAL.** In the event that Lender should, at any time, determine that the Collateral or Lender's security interest in the Collateral is impaired, insufficient, or has declined or may decline in value, or if Lender should deem that payment of the Obligations is insecure, time being of the very essence, then Lender may require, and Debtor agrees to furnish, additional Collateral that is satisfactory to Lender. Lender's request for additional collateral may be oral or in writing delivered by United States mail addressed to Debtor and shall not affect any other subsequent right of the Lender to request additional Collateral.

**FINANCING STATEMENT(S) AND LIEN PERFECTION.** Lender is authorized to file a conforming financing statement or statements to perfect its security interest in the Collateral, as provided in Revised Article 9, Uniform Commercial Code - Secured Transactions. Debtor agrees to provide such information, supplements, and other documents as Lender may from time to time require to supplement or amend such financing

statement filings, in order to comply with applicable state or federal law and to preserve and protect the Lender's rights in the Collateral. The Debtor further grants the Lender a power of attorney to execute any and all documents necessary for the Lender to perfect or maintain perfection of its security interest in the Collateral, and to change or correct any error on any financing statement or any other document necessary for proper placement of a lien on any Collateral which is subject to this Agreement.

**LANDLORD'S WAIVER.** Upon request, Debtor shall furnish to Lender, in a form and upon such terms as are acceptable to Lender, a landlord's waiver of all liens with respect to any Collateral covered by this Agreement that is or may be located upon leased premises.

**RELATIONSHIP TO OTHER AGREEMENTS.** This Agreement and the security interests (and pledges and assignments, as applicable) herein granted are in addition to (and not in substitution, novation or discharge of) any and all prior or contemporaneous security agreements, security interest, pledges, assignments, mortgages, liens, rights, titles, or other interests in favor of Lender or assigned to Lender by others in connection with the Obligations. All rights and remedies of Lender in all such agreements are cumulative.

**TAXES, LIENS, ETC.** The Debtor agrees to pay all taxes, levies, judgments, assessments, and charges of any nature whatsoever relating to the Collateral or to the Debtor's business. If the Debtor fails to pay such taxes or other charges, the Lender, at its sole discretion, may pay such charges on behalf of the Debtor; and all sums so dispensed by the Lender, including reasonable attorneys' fees, court costs, expenses, and other charges relating thereto, shall become a part of the Obligations and shall be payable on demand.

**ENVIRONMENTAL HAZARDS.** Debtor certifies that the Collateral has never been, and so long as this Agreement continues to be a lien on the Collateral, never will be used in violation of any local, state or federal environmental laws, statutes or regulations or used for the generation, storage, manufacture, transportation, disposal, treatment, release or threatened release of any hazardous substances and Debtor will immediately notify Lender in writing of any assertion made by any party to the contrary. Debtor indemnifies and holds Lender and Lender's directors, officers, employees, and agents harmless from any liability or expense of whatsoever nature, including reasonable attorneys' fees, incurred directly or indirectly as a result of Debtor's involvement with hazardous or environmentally harmful substances as may be defined or regulated as such under any local, state or federal law or regulation or otherwise resulting from a breach of this provision of this Agreement.

**PROTECTION OF COLLATERAL.** Debtor agrees that Lender may, at Lender's sole option, whether before or after any event of default, and without prior notice to Debtor, take the following actions to protect Lender's interest in the Collateral: (a) pay for the maintenance, preservation, repair, improvement, or testing of the Collateral; (b) pay any filing, recording, registration, licensing, certification, or other fees and charges related to the Collateral; or (c) take any other action to preserve and protect the Collateral or Lender's rights and remedies under this Agreement, as Lender may deem necessary or appropriate from time to time. Debtor agrees that Lender is not obligated and has no duty whatsoever to take the foregoing actions. Debtor further agrees to reimburse Lender promptly upon demand for any payment made or any expenses incurred by Lender pursuant to this authorization. Payments and expenditures made by Lender under this authorization shall constitute additional Obligations, shall be secured by this Agreement, and shall bear interest thereon from the date incurred at the maximum rate of interest, including any default rate, if one is provided, as set forth in the notes secured by this obligation.

**INFORMATION AND REPORTING.** The Debtor agrees to supply to the Lender such financial and other information concerning its affairs and the status of any of its assets as the Lender, from time to time, may reasonably request. The Debtor further agrees to permit the Lender, its employees, and agents, to have access to the Collateral for the purpose of inspecting it, together with all of the Debtor's other physical assets, if any, and to permit the Lender, from time to time, to verify Accounts, if any, as well as to inspect, copy, and to examine the books, records, and files of the Debtor.

**CROSS-COLLATERALIZATION.** Debtor agrees that any security interest provided in Collateral under this Agreement or any Collateral provided in connection with any and all other indebtedness of Debtor to Lender, whether or not such indebtedness is related by class or claim and whether or not contemplated by the parties at the time of executing each evidence of indebtedness, shall act as Collateral for all said indebtedness. This cross-collateralization provision shall not apply to any Collateral that is/are household goods or a principal dwelling.

**DEFAULT.** The occurrence of any of the following events shall constitute a default of this Agreement: (a) the non-payment, when due (whether by acceleration of maturity or otherwise), of any amount payable on any of the Obligations or any extension or renewal thereof; (b) the failure to perform any agreement of the Debtor contained herein or in any other agreement Debtor has or may have with Lender; (c) the publication of any statement, representation, or warranty, whether written or oral, by the Debtor to the Lender, which at any time is untrue in any respect as of the date made; (d) the condition that any Debtor becomes insolvent or unable to pay debts as they mature, or makes an assignment for the benefit of the Debtor's creditors, or conveys substantially all of its assets, or in the event of any proceedings instituted by or against any Debtor alleging that such Debtor is insolvent or unable to pay debts as they mature (failure to pay being conclusive evidence of inability to pay); (e) Debtor makes application for appointment of a receiver or any other legal custodian, or in the event that a petition of any kind is filed under the Federal Bankruptcy Code by or against such Debtor and the resulting proceeding is not discharged within thirty days after filing; (f) the entry of any judgment against any Debtor, or the issue of any order of attachment, execution, sequestration, claim and delivery, or other order in the nature of a writ levied against the Collateral; (g) the death of any Debtor who is a natural person, or of any partner of the Debtor which is a partnership; (h) the dissolution, liquidation, suspension of normal business, termination of existence, business failure, merger, or consolidation or transfer of a substantial part of the property of any Debtor which is a corporation, limited liability company, partnership or other non-individual business entity; (i) the Collateral or any part of the Collateral declines in value in excess of normal wear, tear, and depreciation or becomes, in the judgment of Lender, impaired, unsatisfactory, or insufficient in character or value, including but not limited to the filing of a competing financing statement; breach of warranty that the Debtor is the owner of the Collateral free and clear of any encumbrances (other than those encumbrances disclosed by Debtor or otherwise made known to Lender, and which were acceptable to Lender at the time); sale of the Collateral (except in the ordinary course of business) without Lender's express written consent; failure to keep the Collateral insured as provided herein; failure to allow Lender to inspect the Collateral upon demand or at reasonable time; failure to make prompt payment of taxes on the Collateral;

loss, theft, substantial damage, or destruction of the Collateral; and, when Collateral includes inventory, accounts, chattel paper, or instruments, failure of account debtors to pay their obligations in due course; or (j) the Lender in good faith, believes the Debtor's ability to repay the Debtor's indebtedness secured by this Agreement, any Collateral, or the Lender's ability to resort to any Collateral, is or soon will be impaired, time being of the very essence.

**REMEDY.** Upon the occurrence of an event of default, Lender, at its option, shall be entitled to exercise any one or more of the remedies described in this Agreement, in all documents evidencing the Obligations, in any other agreements executed by or delivered by Debtor for benefit of Lender, in any third-party security agreement, mortgage, pledge, or guaranty relating to the Obligations, in the Uniform Commercial Code of the state in which Lender is located, and all remedies at law and equity, all of which shall be deemed cumulative. The Debtor agrees that, whenever a default exists, all Obligations may (notwithstanding any provision in any other agreement), at the sole option and discretion of the Lender and without demand or notice of any kind, be declared, and thereupon immediately shall become due and payable; and the Lender may exercise, from time to time, any rights and remedies, including the right to immediate possession of the Collateral, available to it under applicable law. The Debtor agrees, in the case of default, to assemble, at its own expense, all Collateral at a convenient place acceptable to the Lender. The Lender shall, in the event of any default, have the right to take possession of and remove the Collateral, with or without process of law, and in doing so, may peacefully enter any premises where the Collateral may be located for such purpose. Debtor waives any right that Debtor may have, in such instance, to a judicial hearing prior to such retaking. The Lender shall have the right to hold any property then in or upon said Collateral at the time of repossession not covered by the security agreement until return is demanded in writing by Debtor. Debtor agrees to pay all reasonable costs of the Lender in connection with the collecting of the Obligations and enforcement of any rights connected with retaking, holding, testing, repairing, improving, selling, leasing, or disposing of the Collateral, or like expenses. These expenses, together with interest thereon from the date incurred until paid by Debtor at the maximum post-default rate stated in the notes secured hereby, which Debtor agrees to pay, shall constitute additional Obligations and shall be secured by and entitled to the benefits of this Agreement. The Lender may sell, lease, or otherwise dispose of the Collateral, by public or private proceedings, for cash or credit, without assumption of credit risk. Unless the Collateral is perishable or threatens to decline speedily in value or of a type customarily sold on a recognized market, Lender will send Debtor reasonable notice of the time and place of any public sale or of the time after which any private sale or other disposition will be made. Any notification of intended disposition of the Collateral by the Lender shall be deemed to be reasonable and proper if sent United States mail, postage prepaid, electronic mail, facsimile, overnight delivery or other commercially reasonable means to the Debtor at least ten (10) days before such disposition, and addressed to the Debtor either at the address shown herein or at any other address provided to Lender in writing for the purpose of providing notice. Proceeds received by Lender from disposition of the Collateral may be applied toward Lender's expenses and other obligations in such order or manner as Lender may elect. Debtor shall be entitled to any surplus if one results after lawful application of the proceeds. If the proceeds from a sale of the Collateral are insufficient to extinguish the Obligations of the Debtor hereunder, Debtor shall be liable for a deficiency. Lender shall have the right, whether before or after default, to collect and receipt for, compound, compromise, and settle, and give releases, discharges, and acquittances with respect to, any and all amounts owed by any person or entity with respect to the Collateral. Lender may remedy any default and may waive any default without waiving the default remedied and without waiving any other prior or subsequent default. The rights and remedies of the Lender are cumulative, and the exercise of any one or more of the rights or remedies shall not be deemed an election of rights or remedies or a waiver of any other right or remedy.

**FUTURE ADVANCES AND AFTER-ACQUIRED PROPERTY.** Future advances may be made at any time by the Lender under this Agreement to the extent allowed by law. The security interest grant contained in this Agreement also applies to any Collateral of the type(s) identified in this Agreement that the Debtor acquires after this Agreement is executed, except that no security interest attaches to after-acquired consumer goods unless the Debtor acquires rights in such goods within 10 days of Lender giving value. In anticipation of future advances by Lender, the Debtor authorizes Lender to file any necessary financing statements to protect Lender's security interest.

**EXERCISE OF LENDER'S RIGHTS.** Any delay on the part of the Lender in exercising any power, privilege, or right hereunder, or under any other document executed by Debtor to the Lender in connection herewith, shall not operate as a waiver thereof, and no single or partial exercise thereof or any other power, privilege, or right shall preclude other or further exercise thereof. The waiver by the Lender of any default of the Debtor shall not constitute a waiver of subsequent default.

**CONTINUING AGREEMENT.** This is a continuing agreement and the security interest (and pledge and assignment, as applicable) hereby granted and all of the terms and provisions of this Agreement shall be deemed a continuing agreement and shall remain in full force and effect until the Obligations are paid in full. In the event that Lender should take additional Collateral, or enter into other security agreements, mortgages, guarantees, assignments, or similar documents with respect to the Obligations, or should Lender enter into other such agreements with respect to other obligations of Debtor, such agreements shall not discharge this Agreement, which shall be construed as cumulative and continuing and not alternative and exclusive.

Any attempted revocation or termination shall only be effective if explicitly confirmed in a signed writing issued by Lender to such effect and shall in no way impair or affect any transactions entered into or rights created or liabilities incurred or arising prior to such revocation or termination, as to which this Agreement shall be truly operative until same are repaid and discharged in full. Unless otherwise required by applicable law, Lender shall be under no obligation to issue a termination statement or similar document unless Debtor requests same in writing, and providing further, that all Obligations have been repaid and discharged in full and there are no commitments to make advances, incur any obligations, or otherwise give value.

**ABSENCE OF CONDITIONS OF LIABILITY.** This Agreement is unconditional. Lender shall not be required to exhaust its remedies against Debtor, other collateral, or guarantors, or pursue any other remedies within Lender's power before being entitled to exercise its remedies hereunder. Lender's rights to the Collateral shall not be altered by the lack of validity or enforceability of the Obligations against Debtor, and this Agreement shall be fully enforceable irrespective of any counterclaim which the Debtor may assert on the underlying debt and

notwithstanding any stay, modification, discharge, or extension of Debtor's Obligation arising by virtue of Debtor's insolvency, bankruptcy, or reorganization, whether occurring with or without Lender's consent.

**NOTICES.** Any notice or demand given by Lender to Debtor in connection with this Agreement, the Collateral, or the Obligations, shall be deemed given and effective upon deposit in the United States mail, postage prepaid, electronic mail, facsimile, overnight delivery or other commercially reasonable means addressed to Debtor at the address designated at the beginning of this Agreement, or such other address as Debtor may provide to Lender in writing from time to time for such purposes. Actual notice to Debtor shall always be effective no matter how such notice is given or received.

**WAIVERS.** Debtor waives notice of Lender's acceptance of this Agreement, defenses based on suretyship, and to the fullest extent permitted by law, any defense arising as a result of any election by Lender under the Bankruptcy Code or the Uniform Commercial Code. Debtor and any maker, endorser, guarantor, surety, third-party pledgor, and other party executing this Agreement that is liable in any capacity with respect to the Obligations hereby waive demand, notice of intention to accelerate, notice of acceleration, notice of nonpayment, presentment, protest, notice of dishonor, and any other similar notice whatsoever.

**JOINT AND SEVERAL LIABILITY.** To the extent permitted by law, each Debtor executing this Agreement is jointly and severally bound.

**SEVERABILITY.** Whenever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law; but, in the event any provision of this Agreement shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity and shall be severed from the rest of this Agreement without invalidating the remainder of such provision or the remaining provisions of this Agreement.

**SURVIVAL.** The rights and privileges of the Lender hereunder shall inure to the benefits of its successors and assigns, and this Agreement shall be binding on all heirs, executors, administrators, assigns, and successors of Debtor.

**ASSIGNABILITY.** Lender may assign, pledge, or otherwise transfer this Agreement or any of its rights and powers under this Agreement without notice, with all or any of the Obligations, and in such event the assignee shall have the same rights as if originally named herein in place of Lender. Debtor may not assign this Agreement or any benefit accruing to it hereunder without the express written consent of the Lender.

**AUTHORIZATIONS.** Debtor authorizes Lender, without notice or demand and without altering Debtor's liability or Lender's rights hereunder, from time to time to take acts which may alter the Obligation of Debtor to Lender or Debtor's right to restitution or subrogation or both, including to the extent allowed by law:

(a) Renewing, compromising, extending, or otherwise changing the time for payment of, or otherwise changing the terms of the Obligations or any part thereof, including increasing the rate of interest;
(b) Extending additional credit to Debtor in any manner for any purpose;
(c) Incurring costs, including attorneys' fees, with respect to enforcing Lender's rights with respect to the Obligations, and Collateral securing the Obligations;
(d) Exchanging, enforcing, waiving, or releasing (whether intentionally or unintentionally) any security for the Obligations or any part thereof or purchase such security at private or public sale and to file any financing statements necessary for Lender to perfect or protect Lender's security interest;
(e) Settling, releasing, compromising with, or substituting any one or more endorsers, guarantors, or other obligors or the Obligations;
(f) Impairing the value of Lender's interest in Collateral through failure to obtain or maintain protection, failure to obtain or maintain recordation of an interest, or through failure to perform a duty owed to Debtor to preserve the Collateral; and
(g) Applying all monies received from Debtor and others or from Collateral in Lender's discretion without in any way being required to marshal assets.

**GOVERNING LAW.** This Agreement has been delivered in the State of Arkansas and shall be construed in accordance with the laws of that state.

**HEADINGS AND GENDER.** The headings preceding text in this Agreement are for general convenience in identifying subject matter, but have no limiting impact on the text which follows any particular heading. All words used in this Agreement shall be construed to be of such gender or number as the circumstances require.

**MISCELLANEOUS.** Time is of the essence of this Agreement. Except as otherwise defined in this Agreement, all terms herein shall have the meanings provided by the Uniform Commercial Code as it has been adopted in the state of Arkansas. All rights, remedies, and powers of the Lender hereunder are irrevocable and cumulative, and not alternative or exclusive, and shall be in addition to all rights, remedies, and powers given hereunder or in or by any other instruments or by the provision of the Uniform Commercial Code as adopted in the state where the Lender is located, or any other laws, now existing or hereafter enacted. The Debtor specifically agrees that, if it has heretofore or hereafter executed any loan agreement in conjunction with the Agreement, any ambiguities between this Agreement and any such loan agreement shall be construed under the provisions of the loan agreement, to the extent that it may be necessary to eliminate any such ambiguity. Debtor releases Lender from any liability which might otherwise exist for any act or omission of Lender related to the collection of any debt secured by this Agreement or the disposal of any Collateral, except for the Lender's willful misconduct.

**ORAL AGREEMENTS DISCLAIMER.** This Agreement represents the final agreement between the parties and may not be contradicted by evidence of prior, contemporaneous or subsequent oral agreements of the parties. There are no unwritten oral agreements between the parties.

**ACKNOWLEDGMENT. Debtor acknowledges agreeing to all of the provisions in this Agreement, and further acknowledges receipt of a true and complete copy of this Agreement.**

**IN WITNESS WHEREOF, Debtor has executed this Agreement on the date and year shown below.**

US Compounding, Inc.

Eddie Glover 7/15/14

By: Eddie Glover Date

Its: President

Loan Number 5000028497

# FORBEARANCE AND LOAN MODIFICATION AGREEMENT

THIS FORBEARANCE AND LOAN MODIFICATION AGREEMENT (the "Agreement") is made this 18th day of December, 2014, by and between **FIRST FEDERAL BANK**, a bank organized and existing under the laws of the United States of America ("Bank"), **US COMPOUNDING, INC.**, an Arkansas corporation ("Borrower"), **EDDIE GLOVER** ("Glover"), **KRISTEN RIDDLE** ("Riddle"), and the **EDDIE GLOVER REVOCABLE TRUST**, Created the 11th day of the November, 2013, as Amended on the 24th day of January, 2014, by and through its trustee, Eddie Glover (the "Trust") (Glover, Riddle, and the Trust collectively, the "Guarantors").

W I T N E S S E T H:

WHEREAS, Borrower, Eddie Glover, and Kristen Riddle entered into a Business Loan Agreement dated July 14, 2014 ("Loan Agreement"), with the Bank in capacities of maker, guarantor, or otherwise as set forth in the Loan Documents (defined below);

WHEREAS, as part of the Loan Agreement, the Bank extended a line of credit not to exceed the principal amount of Two Million Five Hundred Thousand and No/100 Dollars ($2,500,000.00) to the Borrower evidenced by a Commercial Line of Credit Agreement and Note dated of even date with the Loan Agreement ("Note");

WHEREAS, as security for the Loan (defined below), Borrower executed a Commercial Security Agreement ("Security Agreement") of even date with the Loan Agreement, granting a security interest in the collateral defined therein;

WHEREAS, as additional security for the Loan, Eddie Glover and Kristen Riddle each executed separate guaranty agreements of even date with the Loan Agreement ("Original Guaranties"), jointly and severally guaranteeing payment of the Loan;

WHEREAS, Borrower and Guarantors have requested from the Bank a temporary modification to and forbearance of certain obligations of the Loan Agreement;

WHEREAS, Borrower and Guarantors do hereby ratify and reaffirm unqualified and unconditional joint and several liability on the Indebtedness (defined below) and their consent to the modification and forbearance request agreed to herein, as evidenced by their signatures below, and further acknowledge, agree, warrant, and represent the Loan has a present balance, inclusive of all outstanding principal, accrued and unpaid interest as of the date hereof, in the amount of: ______________________________.

NOW, THEREFORE, for and in consideration of Ten Dollars ($10.00) and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged by all parties, it is agreed:

1. **Incorporation of Recitals.** The recitals set forth above are not mere recitals of fact, but are intended by the parties to be incorporated into this Agreement and to constitute binding contractual provisions. Unless otherwise defined in this Agreement, capitalized terms used herein will have the same meaning in this Agreement as set forth in the Loan Documents.

2. **Definitions.**

"Additional Collateral" shall mean the Mortgage on real estate described therein.

"Guaranties" the Original Guaranties and the New Guaranty.

"Loan" shall mean the loan from Bank to Borrower evidenced and secured by the Loan Documents.

"Indebtedness" shall mean the entire amount of the principal outstanding under the Loan, accrued and unpaid interest and all other sums or performance due pursuant to or secured by the Loan Documents.

"Loan Documents" shall collectively mean all documents executed now or hereafter in connection with or pursuant to the Loan and which evidence or secure the same, including but not limited to Note, Loan Agreement, Mortgage, Guaranties, Security Agreement, and other documents related to the Loan which from time to time may be changed, modified, extended, renewed, replaced, or restated.

"Mortgage" shall mean the mortgage executed by the Trust of even date herewith in favor of the Bank for the real estate described herein.

"New Guaranty" shall mean the guaranty agreement executed by the Trust of even date herewith, jointly and severally guaranteeing the payment and performance of the Loan.

"Released Parties" shall collectively mean the Bank, its respective past, present or future affiliates, subsidiaries, holding company, owners, officers, directors, shareholders, employees, agents, independent contractors, attorneys, or other persons or entities employed or engaged by or affiliated with the Bank, in addition to any purchaser of all or a portion of any of the Loan and current or future owners of participation in the Loan.

3. **Terms of Modification.**

**a.** Forbearance Period. All obligations of the Bank to forbear from pursuing available default remedies, shall conditionally exist solely for the period of time set forth below (such period of time collectively referred to as the "Forbearance Period"):

**i.** From the date of this Agreement until January 31, 2015, the parties agree Borrower shall not be required to maintain the Fixed Charge Coverage Ratio described in the Loan Agreement, provided however, that at the end of the Forbearance Period, Borrower

shall comply with all terms of the Loan Agreement, including the obligation to maintain a Fixed Charge Coverage Ratio of 1.25 as of the end of each fiscal quarter; and

**ii.** At the end of the Forbearance Period, the Bank shall review information required by this Agreement regarding Borrower and Guarantors (including without limitation the financial condition of each, as well as status of or performance pursuant to the Loan Documents and determine, in the Bank's sole discretion, whether all conditions set forth in this Agreement have been met, and covenants maintained.

**b.** Conditions to Obtain and Maintain the Forbearance Period. If, at any time, Borrower fails to comply with the provisions of this Agreement, the Forbearance Period shall terminate, and all parties to the Agreement agree that the Bank shall have the rights set forth in Section 3(c) below. Specifically, Borrower shall:

**i.** Contemporaneously with the execution of this Agreement cause the Trust to execute the New Guaranty and the Mortgage for the Additional Collateral;

**ii.** Pay to Bank all legal fees and costs incurred by Bank legal counsel resulting from the default by Borrower and preparation and negotiation of this Agreement;

**iii.** Fully, completely, and continuously comply with all covenants of Borrower set forth in this Agreement and the Loan Documents which may be performed.

**c.** Termination of Forbearance Period. Upon termination of the Forbearance Period by expiration of time or resulting from any nonperformance of Borrower or any one or more of the Guarantors of any of the conditions or covenants, or if any of the warranties and representations set forth in this Agreement prove to be incorrect, the parties agree: (i) all obligations of Borrower and Guarantors pursuant to the Loan Documents shall be fully reinstated; (ii) the Bank shall have all rights and remedies provided the Bank pursuant to the Loan Documents; and (iii) the Bank shall be entitled, to the maximum extent most beneficial to the Bank, to all rights and remedies allowed by any applicable law.

**4. Estoppel; Waiver; Ratification and Release.** Borrower and Guarantors, as evidenced by the signatures of the authorized representatives of Borrower and the signatures of Guarantors, jointly, severally, unconditionally, and irrevocably agree to and acknowledge:

**a.** Unqualified and unconditional obligation for the Indebtedness, in the capacities set forth in the Loan Documents, without defense, affirmative defense, counterclaim, right of setoff, or other impediment to collection, the same, if existing, being expressly released and waived by Borrower and Guarantors in consideration for Bank entering into this Agreement;

**b.** Borrower and Guarantors do hereby ratify, affirm, reaffirm, acknowledge, confirm, and agree the Loan Documents, as amended, modified, and supplemented by this Agreement, represent the valid, enforceable, and binding obligations of Borrower and Guarantors;

**c.** The current outstanding balance on the Loan is as set forth in the recitals to this Agreement; and

**d.** Borrower and Guarantors unconditionally, irrevocably, jointly and severally release the Released Parties (whether signatory hereto or not, and if not a party to this Agreement, being an intended (and not incidental) third party beneficiary hereof) from any causes of action, judgments, executions, suits, debts, claims, demands, liabilities, obligations, damages, and expenses of any and every kind or nature, whether heretofore or hereafter arising, for or because of any matter or thing done, omitted, or suffered to be done by any of the Released Parties prior to and including the date of execution hereof, and in any way directly or indirectly arising out of or in any way connected to this Agreement and the Loan Documents. The provisions of this Section 4 (including subsections (a) – (d) hereof) and the remainder of this Agreement shall inure to the Bank and also run in favor of and inure to the maximum extent permitted by law to intended (and not incidental) third-party beneficiaries, which Borrower and Guarantors agree shall include, without limitation, the Released Parties.

**5.** **Covenants.** Borrower and Guarantors, in consideration of the agreements herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, do hereby covenant and agree as follows:

**a.** Loan Document Compliance. To pay the Indebtedness and to comply with all other terms of the Loan Documents, the terms of which remain in full force and effect solely except as modified by this Agreement.

**b.** Compliance with Laws. Borrower states it is presently in compliance with and will comply with all laws, ordinances, regulations, covenants, conditions and restrictions, public or private, however arising, including health, safety and environmental codes, affecting the operation and maintenance of all properties subject to or secured by the Loan Documents, and will not permit or suffer any violation thereof. Borrower shall promptly provide to the Bank all notices received implying, alleging or stating an existing or possible future violation of any law, ordinance, regulation, license, or covenant regarding Borrower or any property subject to or secured by the Loan Documents or person or entity who may, by lease, operating agreement, management agreement or other agreement be in possession of or operating the facility located upon land pledged to Bank to secure the Loan. Borrower has made or caused to be made all required filings and reports and obtained or caused to be obtained all necessary consents, licenses, permits, franchises, approvals and exemption certificates and has made or caused to be made all registrations or declarations with any governmental agency required in connection with all properties subject to or secured by the Loan Documents and the use and purposes contemplated therein. All of the foregoing are in full force and effect and will continue to be in full force and effect. Borrower shall obtain any new or additional approvals and take any new or additional actions required to perform its respective obligations under the Loan Documents.

**c.** Accuracy of Financial Information. Borrower and Guarantors specifically covenant to the Bank, who shall rely upon such statements as a federally insured financial institution, that any financial statements prepared and delivered to Bank pursuant to this Agreement or the Loan Documents have been and shall be prepared in accordance with generally

accepted accounting principles consistently applied when compared to those used to prepare the financial statements of Borrower or Guarantors for prior periods.

**d.** Survival. All covenants set forth in this Section 5 and elsewhere in this Agreement shall be deemed to be continuing and shall remain in full force and effect and deemed restated on each day until the later of the date all obligations to the Bank pursuant to this Agreement and the Loan Documents have been satisfied in full. All covenants shall survive any exercise of any remedy by the Bank hereunder or under any other instrument or document now or hereafter evidencing or securing the Indebtedness.

**6. Warranties and Representations.** Borrower and Guarantors hereby jointly and severally warrant and represent to the Bank, as a federally insured financial institution:

**a.** Borrower, its respective officers and Guarantors each having the benefit of legal counsel and accounting advice, have read, reviewed, understand and agree to all provisions of this Agreement, and voluntarily, without economic or other coercion, have executed and delivered this Agreement to the Bank;

**b.** Guarantors have each made an independent investigation of or are otherwise familiar with the financial condition of Borrower and are not relying on any statement, warranties, or representations of the Bank concerning such condition;

**c.** All warranties and representations made by Borrower or any Guarantor herein or in the Loan Documents remain true and correct in all material respects as of the date hereof;

**d.** Borrower is duly organized, validly existing, and in good standing under the laws of the State of Arkansas, with full power and authority to enter into and consummate this Agreement;

**e.** Borrower and Guarantors hereby specifically warrant and represent there are no actions or proceedings pending or threatened before any court or other governmental body which, if adversely determined, would adversely affect the financial condition of Borrower or Guarantors, or the Bank's ability to realize upon all or any part of the collateral (including the Additional Collateral) pledged to secure the Indebtedness pursuant to any of the Loan Documents or this Agreement;

**f.** There have been no transfers of ownership interests of Borrower or any of Borrower's assets other than in the ordinary course of business since the date of the Loan Agreement. With the exception of documents previously furnished to Bank, Borrower has not entered into any sale contracts, leases, options to purchase, rights of first refusal, contracts for deed or other agreements with respect to the sale, conveyance, lease or use of any of the collateral (including the Additional Collateral);

**g.** Neither Borrower nor Guarantors have any reason or belief concerning any obligation of Bank to consent to any transfer of collateral securing the Loans, ownership of

Borrower or any interest in Borrower and, should a formal request be made by Borrower or Guarantors seeking consent of Bank for such proposed or actual transfer, Borrower and Guarantors jointly, severally and unconditionally warrant and represent to Bank that there is no implied or express agreement or obligation of Bank to provide such consent, to be granted or withheld in the discretion of Bank.

**h.** No representation or warranty contained herein, or contained in the Loan Documents and reaffirmed herein, contains any untrue statement of a material fact or omits a material fact necessary to make such representation or warranty not materially misleading in light of the circumstances under which it was made; and

**i.** All representations and warranties set forth in this Section 12 and elsewhere in this Agreement shall be considered as continuing warranties and representations and shall remain in full force and effect and deemed restated on each day until the later of the date all obligations to the Bank pursuant to this Agreement and the Loan Documents have been satisfied in full. All warranties and representations shall survive any exercise of any remedy by the Bank hereunder or under any other instrument or document now or hereafter evidencing or securing the Indebtedness.

**7. Agreements of the Guarantors.** By their execution of this Agreement, each Guarantor acknowledges and agrees that a substantial benefit will be derived pursuant to this Agreement, and also hereby (a) consents to and approves of the terms and conditions of this Agreement, (b) acknowledges and agrees the Loan shall continue to be guaranteed pursuant to the terms of the Guaranties, (c) ratifies and reaffirms each and all of the terms and provisions of the Guaranty, and (d) agrees that the execution and delivery of this Agreement and the consummation of the transactions contemplated hereby, shall not in any way impair, diminish, extinguish, release, reduce, terminate, discharge or adversely affect the continuing, absolute, joint and several unconditional liability of each of the Guarantors under the Guaranties, and that the Guaranties shall continue to be in full force and effect and binding on each of the Guarantors in accordance with its terms.

**8. Successors and Assigns.** This Agreement, and all of its terms and provisions heretofore and hereinafter set forth, shall bind and inure to the benefit of the parties hereto and their successors and assigns and may not be changed or terminated except by written instrument executed by Bank, Borrower and Guarantors.

**9. Headings.** All headings contained in this Agreement are inserted only as a matter of convenience, and in no way define, limit or extend the scope or intent of this Agreement or any provision hereof.

**10. Governing Law.** This Agreement shall be governed by the laws of the State of Arkansas and the United States of America.

**11. Construction.** The content and form of this Agreement have been jointly drafted through arms' length negotiations between the parties, and their respective legal counsel, and should not be construed in favor of or against any party to this Agreement.

12. **Default**. It is agreed by the parties any failure on the part of Borrower or Guarantors to comply with all provisions of this Agreement shall constitute an additional Event of Default under the terms of the Loan Documents.

13. **No Impairment; Forbearance Not a Waiver**. Except as expressly set forth in this Agreement, the terms and provisions set forth in the Loan Documents, all of which are incorporated herein, are unmodified and shall remain in full force and effect, Borrower and Guarantors hereby ratifying and confirming such terms and provisions and this Agreement shall not be deemed to or shall in any manner prejudice or impair, or act as a release or relinquishment of, any of the Loan Documents or any rights of Bank under the Loan Documents, or any lien, security interest or assignment granted to or held by Bank in connection with the Loan. The execution of this Agreement by Bank does not constitute a waiver, limitation, or modification of any of Bank's rights or remedies under the Loan Documents or applicable law, all of which Bank hereby expressly reserves, nor shall the same constitute a waiver of any default which may have heretofore occurred or which may hereafter occur with respect to the Loan Documents. No omission or failure by the Bank to exercise, and no delay in exercising, any right or remedy hereunder or under the Loan Documents executed in connection herewith shall operate as a waiver of any right or remedy, which the Bank may have hereunder or under any applicable law. All rights and remedies shall be cumulative and may be exercised concurrently or consecutively. No single or partial exercise by the Bank of any right or remedy shall preclude the concurrent or subsequent exercise of any right or remedy.

14. **Amendment; No Oral Modification; Final Expression**. The terms and conditions hereof may not be modified, altered or otherwise amended except by an instrument in writing executed by Borrower, Guarantors and Bank. **THIS IS THE FINAL EXPRESSION OF THE MODIFIED CREDIT AGREEMENT BETWEEN BORROWER, GUARANTORS, AND THE BANK. THIS MODIFICATION TO A CREDIT AGREEMENT CANNOT BE CONTRADICTED BY EVIDENCE OF ANY PRIOR ORAL CREDIT AGREEMENT OR OF A CONTEMPORANEOUS ORAL CREDIT AGREEMENT BETWEEN BORROWER, GUARANTORS AND THE BANK.**

15. **Counterparts**. This Agreement may be executed simultaneously in one or more counterparts, each of which shall be deemed an original, but all of which shall together constitute one and the same instrument.

16. **Entire Agreement**. Without effect on the Loan Documents except as expressly and specifically set forth in this Agreement, this Agreement constitutes the entire, complete and original understanding between the parties solely with respect to the subject matter hereof, and all oral agreements or other negotiations concerning the provisions of this Agreement are merged herein.

17. **Severability**. If any term or provision of this Agreement, or the application thereof to any person or circumstances, shall, to any extent, be invalid or unenforceable, the remainder of this Agreement, or the application of such term or provision to persons or

circumstances other than those as to which it is held invalid or unenforceable, shall not be affected thereby, and each term and provision of this Agreement shall be valid and shall be enforced to the fullest extent permitted by law.

**IN WITNESS WHEREOF**, the parties have duly executed this Agreement as of the day and year first above written.

**BANK:**

**FIRST FEDERAL BANK**

By: ______________________________
Chad Russell, Senior Vice President

**BORROWER:**

**US COMPOUNDING, INC.,**
an Arkansas corporation

By: ______________________________
Eddie Glover, President

**GUARANTORS:**

______________________________
Eddie Glover

______________________________
Kristen Riddle

**EDDIE GLOVER REVOCABLE TRUST,**
Created the 11th day of the November, 2013, as Amended on the 24th day of January, 2014

______________________________
Eddie Glover, Trustee

**GUARANTY OF SPECIFIC TRANSACTION**

**First Federal Bank**
**8201 Cantrell Road**
**Suite 140**
**Little Rock, Arkansas 72227**
**(501)907-1819**

| LOAN NUMBER | GUARANTY DATE | OFFICER |
|---|---|---|
| 5000028497 | July 14, 2014 | Chad Russell |

**GUARANTOR INFORMATION**

Kristen Riddle
4 Downwind Ave
Greenbrier, AR 72058-9815

**Type of Entity:** Individual
**State of Residence:** Arkansas

**BORROWER INFORMATION**

US Compounding, Inc.
1270 Dons Ln
Conway, AR 72032-4753

**Type of Business Entity:** Corporation
**State of Organization/Formation:** Arkansas

**GUARANTY OF SPECIFIC TRANSACTION.** This Guaranty Of Specific Transaction will be referred to in this document as the "Guaranty."

**LENDER.** "Lender" means First Federal Bank whose address is 8201 Cantrell Road, Suite 140, Little Rock, Arkansas 72227 , its successors and assigns.

**BORROWER.** "Borrower" means each party identified above to whom Lender has extended credit and financial accommodations.

**LIABILITIES.** "Liabilities" means the undertakings of the Guarantor to the Lender, as specified herein.

**GUARANTOR.** "Guarantor" means the party identified above that is undertaking certain Liabilities to the Lender, as specified herein.

**OBLIGATIONS.** "Obligations" means any and all indebtedness, obligations, and liabilities of the Borrower to the Lender, and all claims of the Lender against the Borrower, now existing or hereafter arising, direct or indirect (including participations or any interest of the Lender in indebtedness of the Borrower to others), acquired outright, conditionally, or as collateral security from another, absolute or contingent, joint or several, secured or unsecured, matured or not matured, monetary or nonmonetary, arising out of contract or tort, liquidated or unliquidated, arising by operation of law or otherwise and all extensions, renewals, refundings, replacements, and modifications of any of the foregoing.

**COLLATERAL.** "Collateral" means any property that secures payment of the Liabilities, and all proceeds thereof.

**NOTICE TO GUARANTOR.** Lender has agreed to extend credit and financial accommodations to Borrower pursuant to a promissory note executed on even date herewith (the "Note"), and all agreements, instruments and documents executed or delivered in connection with the foregoing or otherwise related thereto (together with any amendments, modifications, or restatements thereof, the "Related Documents").

Guarantor is affiliated with Borrower, and as such, shall be benefited directly by the transaction contemplated by the Related Documents, and shall execute this Guaranty in order to induce Lender to enter the transaction.

In consideration of the foregoing premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Guarantor hereby guarantees, promises and undertakes, both jointly and severally, as follows:

**GUARANTY OF SPECIFIC TRANSACTION.** Guarantor hereby unconditionally, absolutely, and irrevocably guarantees to Lender the full and prompt payment and performance when due (whether at the maturity date or by required prepayment, acceleration, or otherwise) of an Obligation of the Borrower to the Lender as evidenced by a note or agreement dated July 14, 2014, in the principal amount of $2,500,000.00, plus interest, charges, and fees as provided for, including all extensions and renewals thereof, until the Obligation of Borrower is fully paid.

This is a guaranty of payment and not of collection.

**EXPENSES.** Guarantor hereby agrees, to the extent permitted by law, to pay any and all expenses incurred in enforcing any rights under this Guaranty. Without limiting the foregoing, Guarantor agrees that whenever any attorney is used by the Lender to obtain payment hereunder, to enforce this Guaranty, to adjudicate the rights of the parties hereunder, or to advise the Lender of its rights, the Lender shall be entitled to recover reasonable attorneys' fees, all court costs, and expenses attributable thereto (the "Expenses").

**CONSENT.** The Guarantor consents to all extensions, renewals, and modifications made by the Lender for, or on account of, any indebtedness of Borrower to Lender. Lender may proceed directly against Guarantor in the event of any default by Borrower without resorting to any other persons, to the assets of Borrower, to any collateral security granted by Borrower to Lender, or the liquidation of any collateral security given hereunder to secure this Guaranty. Furthermore, to the extent permitted by law, Guarantor hereby agrees and consents that the Lender may from time to time without notice to Guarantor and without affecting the liability of Guarantor (a) release, impair, sell or otherwise dispose of any security or collateral, (b) release or agree not to sue any guarantor or surety, (c) fail to perfect its security interest in or realize upon any security

or collateral, (d) fail to realize upon any of the obligations of Borrower or to proceed against Borrower or any guarantor or surety, (e) renew or extend the time of payment, (f) increase or decrease the rate of interest, (g) accept additional security or collateral, (h) determine the allocation and application of payments and credits and accept partial payments, (i) determine what, if anything, may at any time be done with reference to any security or collateral, and (j) settle or compromise the amount due or owing or claimed to be due or owing from any Borrower, guarantor or surety, which settlement or compromise shall not affect the undersigned's liability for the full amount of the guaranteed obligations. To the extent permitted by law, Guarantor expressly consents to and waives notice of all of the above.

**REPRESENTATIONS.** Guarantor has established adequate means of obtaining from sources other than Lender, on a continuing basis, financial and other information pertaining to Borrower's financial condition, and the status of Borrower's performance of obligations imposed by the loan documents, and Guarantor agrees to keep adequately informed from such means of any facts, events or circumstances which might in any way affect Guarantor's risks hereunder, and Lender has made no representation to Guarantor as far as any such matters.

**SUBROGATION.** Notwithstanding any payment or payments made by the Guarantor hereunder, or any set-off or application of the Collateral by the Lender, the Guarantor will not exercise any rights of the Lender against the Borrower, nor shall the Guarantor seek contribution from any other Guarantor until all the Obligations shall have been paid in full. If any amount shall be paid to the Guarantor on account of such subrogation rights at any time when all the Obligations will not have been paid in full, such amount shall be held in trust for the benefit of the Lender and shall forthwith be paid to the Lender to be credited and applied to the Obligations, whether matured or unmatured. If (i) the Guarantor shall make payment to the Lender of all or any part of the Obligations and (ii) all the Obligations shall be paid in full, the Lender will, at the Guarantor's request, execute and deliver to the Guarantor appropriate documents, without recourse and without representation or warranty, necessary to evidence the transfer by subrogation to the Guarantor of an interest in the Obligations resulting from such payment by the Guarantor.

**GENERAL WAIVERS.** Guarantor, to the extent permitted by law, hereby waives (a) notice of acceptance of this Guaranty and all notice of the creation, extension or accrual of any of the Obligations, (b) diligence, presentment, protest, demand for payment, notice of dishonor, notice of intent to accelerate, and notice of acceleration, (c) notice of any other nature whatsoever to the extent permitted by law, (d) any requirement that the Lender take any action whatsoever against the Borrower or any other party or file any claim in the event of the bankruptcy of the Borrower, or (e) failure to protect, preserve, or resort to any collateral, and (f) any defense that could be asserted by Borrower, including defenses arising out of failure of consideration, breach of warranty, fraud, payment, statute of frauds, bankruptcy, lack of capacity, statute of limitations, lender liability, unenforceability of any loan document, accord and satisfaction, or usury.

Guarantor, to the extent permitted by law, further waives and agrees not to assert any and all rights, benefits, and defenses that might otherwise be available under the provisions of the governing law that might operate, contrary to Guarantor's agreements in this Guaranty, to limit Guarantor's liability under, or the enforcement of, this Guaranty, including all defenses of suretyship.

**LENDER'S RIGHTS.** Any delay, failure, omission, or lack on the part of the Lender to enforce, assert, or exercise any provision or take any action pursuant to the Related Documents, including any right, power, or remedy conferred on Lender in any of the Related Documents or any action on the part of Lender granting indulgence or extension in any form Guaranty or any Related Documents does not operate as a waiver of the Lender's ability to exercise all of its rights. The Lender may choose to partially exercise rights under this Guaranty and any Related Documents, but that does not prevent the Lender from fully exercising these rights.

**SURVIVAL.** This Guaranty is binding on all heirs, executors, personal representatives, administrators, assigns and successors of the Guarantor.

**ASSIGNABILITY.** The Lender may, without notice, assign the Obligations, in whole or in part, and each successive assignee of the Obligations so assigned may enforce this Guaranty for its own benefit with respect to the Obligations so assigned. In the event that any person other than the Lender shall become a holder of any of the Obligations, the reference to the Lender shall be construed to refer to each such holder.

**RIGHT OF SET-OFF.** To the extent permitted by law, Guarantor gives Lender the right to set-off any of Guarantor's accounts or property which may be in Lender's possession against any amount owed under this Guaranty. This right of set-off does not extend to any Keogh account, IRA, or similar tax deferred deposit. Further, the Lender shall have available all remedies under applicable state and federal laws, including the garnishment of wages, to the extent permitted by law.

**SEVERABILITY.** If a court of competent jurisdiction determines any term or provision of this Guaranty is invalid or prohibited by applicable law, that term or provision will be ineffective, but only to the extent required to make it lawful. Any term or provision that has been determined to be invalid or prohibited will be severed from the rest of this Guaranty without invalidating the remainder of the provisions of this Guaranty.

**GOVERNING LAW.** This Guaranty shall be governed by and construed in accordance with the laws of the State of Arkansas except to the extent that federal law controls.

**HEADINGS AND GENDER.** The headings in this Guaranty are for convenience in identifying subject matter. The headings have no limiting effect on the text that follows any particular heading. As the context herein requires, the singular shall include the plural and one gender shall include one or both other genders.

**ORAL AGREEMENTS DISCLAIMER.** This Agreement represents the final agreement between the parties and may not be contradicted by evidence of prior, contemporaneous or subsequent oral agreements of the parties. There are no unwritten oral agreements between the parties.

**ACKNOWLEDGMENT.** Guarantor hereby acknowledges that: (a) the Obligations hereunder shall be joint and several; (b) the liabilities undertaken by Guarantor in this Guaranty are complex in nature; and (c) numerous possible defenses to the enforceability of these liabilities may presently exist and/or may arise hereafter. As part of Lender's consideration for entering into this transaction, Lender has specifically bargained

for the waiver and relinquishment by Guarantor of all such defenses, and Guarantor has had the opportunity to seek and receive legal advice from skilled legal counsel in the area of financial transactions of the type contemplated herein. Given all of the above, Guarantor does hereby represent and confirm to Lender that Guarantor is fully informed regarding, and that Guarantor does thoroughly understand: (i) the nature of all such possible defenses, and (ii) the circumstances under which such defenses may arise, and (iii) the benefits which such defenses might confer upon Guarantor, and (iv) the legal consequences to Guarantor of waiving such defenses. Guarantor acknowledges that Guarantor makes this Guaranty with the intent that this Guaranty and all of the informed waivers herein shall each and all be fully enforceable by Lender, and that Lender is induced to enter into this transaction in material reliance upon the presumed full enforceability thereof.

**By signing this Guaranty, Guarantor acknowledges reading, understanding, and agreeing to all its provisions.**

Kristen Riddle 7/15/14

Kristen Riddle Date
Individually

**GUARANTY OF SPECIFIC TRANSACTION**

**First Federal Bank**
**8201 Cantrell Road**
**Suite 140**
**Little Rock, Arkansas 72227**
**(501)907-1819**

| LOAN NUMBER | GUARANTY DATE | OFFICER |
| --- | --- | --- |
| 5000028497 | July 14, 2014 | Chad Russell |

## GUARANTOR INFORMATION

Eddie Glover
4220 Bay Hill Dr
Conway, AR 72034-8195

**Type of Entity:** Individual
**State of Residence:** Arkansas

## BORROWER INFORMATION

US Compounding, Inc.
1270 Dons Ln
Conway, AR 72032-4753

**Type of Business Entity:** Corporation
**State of Organization/Formation:** Arkansas

**GUARANTY OF SPECIFIC TRANSACTION.** This Guaranty Of Specific Transaction will be referred to in this document as the "Guaranty."

**LENDER.** "Lender" means First Federal Bank whose address is 8201 Cantrell Road, Suite 140, Little Rock, Arkansas 72227 , its successors and assigns.

**BORROWER.** "Borrower" means each party identified above to whom Lender has extended credit and financial accommodations.

**LIABILITIES.** "Liabilities" means the undertakings of the Guarantor to the Lender, as specified herein.

**GUARANTOR.** "Guarantor" means the party identified above that is undertaking certain Liabilities to the Lender, as specified herein.

**OBLIGATIONS.** "Obligations" means any and all indebtedness, obligations, and liabilities of the Borrower to the Lender, and all claims of the Lender against the Borrower, now existing or hereafter arising, direct or indirect (including participations or any interest of the Lender in indebtedness of the Borrower to others), acquired outright, conditionally, or as collateral security from another, absolute or contingent, joint or several, secured or unsecured, matured or not matured, monetary or nonmonetary, arising out of contract or tort, liquidated or unliquidated, arising by operation of law or otherwise and all extensions, renewals, refundings, replacements, and modifications of any of the foregoing.

**COLLATERAL.** "Collateral" means any property that secures payment of the Liabilities, and all proceeds thereof.

**NOTICE TO GUARANTOR.** Lender has agreed to extend credit and financial accommodations to Borrower pursuant to a promissory note executed on even date herewith (the "Note"), and all agreements, instruments and documents executed or delivered in connection with the foregoing or otherwise related thereto (together with any amendments, modifications, or restatements thereof, the "Related Documents").

Guarantor is affiliated with Borrower, and as such, shall be benefited directly by the transaction contemplated by the Related Documents, and shall execute this Guaranty in order to induce Lender to enter the transaction.

In consideration of the foregoing premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Guarantor hereby guarantees, promises and undertakes, both jointly and severally, as follows:

**GUARANTY OF SPECIFIC TRANSACTION.** Guarantor hereby unconditionally, absolutely, and irrevocably guarantees to Lender the full and prompt payment and performance when due (whether at the maturity date or by required prepayment, acceleration, or otherwise) of an Obligation of the Borrower to the Lender as evidenced by a note or agreement dated July 14, 2014, in the principal amount of $2,500,000.00, plus interest, charges, and fees as provided for, including all extensions and renewals thereof, until the Obligation of Borrower is fully paid.

This is a guaranty of payment and not of collection.

**EXPENSES.** Guarantor hereby agrees, to the extent permitted by law, to pay any and all expenses incurred in enforcing any rights under this Guaranty. Without limiting the foregoing, Guarantor agrees that whenever any attorney is used by the Lender to obtain payment hereunder, to enforce this Guaranty, to adjudicate the rights of the parties hereunder, or to advise the Lender of its rights, the Lender shall be entitled to recover reasonable attorneys' fees, all court costs, and expenses attributable thereto (the "Expenses").

**CONSENT.** The Guarantor consents to all extensions, renewals, and modifications made by the Lender for, or on account of, any indebtedness of Borrower to Lender. Lender may proceed directly against Guarantor in the event of any default by Borrower without resorting to any other persons, to the assets of Borrower, to any collateral security granted by Borrower to Lender, or the liquidation of any collateral security given hereunder to secure this Guaranty. Furthermore, to the extent permitted by law, Guarantor hereby agrees and consents that the Lender may from time to time without notice to Guarantor and without affecting the liability of Guarantor (a) release, impair, sell or otherwise dispose of any security or collateral, (b) release or agree not to sue any guarantor or surety, (c) fail to perfect its security interest in or realize upon any security

or collateral, (d) fail to realize upon any of the obligations of Borrower or to proceed against Borrower or any guarantor or surety, (e) renew or extend the time of payment, (f) increase or decrease the rate of interest, (g) accept additional security or collateral, (h) determine the allocation and application of payments and credits and accept partial payments, (i) determine what, if anything, may at any time be done with reference to any security or collateral, and (j) settle or compromise the amount due or owing or claimed to be due or owing from any Borrower, guarantor or surety, which settlement or compromise shall not affect the undersigned's liability for the full amount of the guaranteed obligations. To the extent permitted by law, Guarantor expressly consents to and waives notice of all of the above.

**REPRESENTATIONS.** Guarantor has established adequate means of obtaining from sources other than Lender, on a continuing basis, financial and other information pertaining to Borrower's financial condition, and the status of Borrower's performance of obligations imposed by the loan documents, and Guarantor agrees to keep adequately informed from such means of any facts, events or circumstances which might in any way affect Guarantor's risks hereunder, and Lender has made no representation to Guarantor as far as any such matters.

**SUBROGATION.** Notwithstanding any payment or payments made by the Guarantor hereunder, or any set-off or application of the Collateral by the Lender, the Guarantor will not exercise any rights of the Lender against the Borrower, nor shall the Guarantor seek contribution from any other Guarantor until all the Obligations shall have been paid in full. If any amount shall be paid to the Guarantor on account of such subrogation rights at any time when all the Obligations will not have been paid in full, such amount shall be held in trust for the benefit of the Lender and shall forthwith be paid to the Lender to be credited and applied to the Obligations, whether matured or unmatured. If (i) the Guarantor shall make payment to the Lender of all or any part of the Obligations and (ii) all the Obligations shall be paid in full, the Lender will, at the Guarantor's request, execute and deliver to the Guarantor appropriate documents, without recourse and without representation or warranty, necessary to evidence the transfer by subrogation to the Guarantor of an interest in the Obligations resulting from such payment by the Guarantor.

**GENERAL WAIVERS.** Guarantor, to the extent permitted by law, hereby waives (a) notice of acceptance of this Guaranty and all notice of the creation, extension or accrual of any of the Obligations, (b) diligence, presentment, protest, demand for payment, notice of dishonor, notice of intent to accelerate, and notice of acceleration, (c) notice of any other nature whatsoever to the extent permitted by law, (d) any requirement that the Lender take any action whatsoever against the Borrower or any other party or file any claim in the event of the bankruptcy of the Borrower, or (e) failure to protect, preserve, or resort to any collateral, and (f) any defense that could be asserted by Borrower, including defenses arising out of failure of consideration, breach of warranty, fraud, payment, statute of frauds, bankruptcy, lack of capacity, statute of limitations, lender liability, unenforceability of any loan document, accord and satisfaction, or usury.

Guarantor, to the extent permitted by law, further waives and agrees not to assert any and all rights, benefits, and defenses that might otherwise be available under the provisions of the governing law that might operate, contrary to Guarantor's agreements in this Guaranty, to limit Guarantor's liability under, or the enforcement of, this Guaranty, including all defenses of suretyship.

**LENDER'S RIGHTS.** Any delay, failure, omission, or lack on the part of the Lender to enforce, assert, or exercise any provision or take any action pursuant to the Related Documents, including any right, power, or remedy conferred on Lender in any of the Related Documents or any action on the part of Lender granting indulgence or extension in any form Guaranty or any Related Documents does not operate as a waiver of the Lender's ability to exercise all of its rights. The Lender may choose to partially exercise rights under this Guaranty and any Related Documents, but that does not prevent the Lender from fully exercising these rights.

**SURVIVAL.** This Guaranty is binding on all heirs, executors, personal representatives, administrators, assigns and successors of the Guarantor.

**ASSIGNABILITY.** The Lender may, without notice, assign the Obligations, in whole or in part, and each successive assignee of the Obligations so assigned may enforce this Guaranty for its own benefit with respect to the Obligations so assigned. In the event that any person other than the Lender shall become a holder of any of the Obligations, the reference to the Lender shall be construed to refer to each such holder.

**RIGHT OF SET-OFF.** To the extent permitted by law, Guarantor gives Lender the right to set-off any of Guarantor's accounts or property which may be in Lender's possession against any amount owed under this Guaranty. This right of set-off does not extend to any Keogh account, IRA, or similar tax deferred deposit. Further, the Lender shall have available all remedies under applicable state and federal laws, including the garnishment of wages, to the extent permitted by law.

**SEVERABILITY.** If a court of competent jurisdiction determines any term or provision of this Guaranty is invalid or prohibited by applicable law, that term or provision will be ineffective, but only to the extent required to make it lawful. Any term or provision that has been determined to be invalid or prohibited will be severed from the rest of this Guaranty without invalidating the remainder of the provisions of this Guaranty.

**GOVERNING LAW.** This Guaranty shall be governed by and construed in accordance with the laws of the State of Arkansas except to the extent that federal law controls.

**HEADINGS AND GENDER.** The headings in this Guaranty are for convenience in identifying subject matter. The headings have no limiting effect on the text that follows any particular heading. As the context herein requires, the singular shall include the plural and one gender shall include one or both other genders.

**ORAL AGREEMENTS DISCLAIMER.** This Agreement represents the final agreement between the parties and may not be contradicted by evidence of prior, contemporaneous or subsequent oral agreements of the parties. There are no unwritten oral agreements between the parties.

**ACKNOWLEDGMENT.** Guarantor hereby acknowledges that: (a) the Obligations hereunder shall be joint and several; (b) the liabilities undertaken by Guarantor in this Guaranty are complex in nature; and (c) numerous possible defenses to the enforceability of these liabilities may presently exist and/or may arise hereafter. As part of Lender's consideration for entering into this transaction, Lender has specifically bargained

for the waiver and relinquishment by Guarantor of all such defenses, and Guarantor has had the opportunity to seek and receive legal advice from skilled legal counsel in the area of financial transactions of the type contemplated herein. Given all of the above, Guarantor does hereby represent and confirm to Lender that Guarantor is fully informed regarding, and that Guarantor does thoroughly understand: (i) the nature of all such possible defenses, and (ii) the circumstances under which such defenses may arise, and (iii) the benefits which such defenses might confer upon Guarantor, and (iv) the legal consequences to Guarantor of waiving such defenses. Guarantor acknowledges that Guarantor makes this Guaranty with the intent that this Guaranty and all of the informed waivers herein shall each and all be fully enforceable by Lender, and that Lender is induced to enter into this transaction in material reliance upon the presumed full enforceability thereof.

**By signing this Guaranty, Guarantor acknowledges reading, understanding, and agreeing to all its provisions.**

Eddie Glover 7/15/14

Eddie Glover Date
Individually

**GUARANTY OF SPECIFIC TRANSACTION**

**First Federal Bank**
**8201 Cantrell Road**
**Suite 140**
**Little Rock, Arkansas 72227**
**(501)907-1819**

| LOAN NUMBER | GUARANTY DATE | OFFICER |
|---|---|---|
| 5000028497 | December 19, 2014 | Chad Russell |

## GUARANTOR INFORMATION

Eddie Glover Revocable Trust dated November 11, 2013
4220 Bay Hill Dr
Conway, AR 72034-8195

**Type of Entity:** Trust
**State of Organization/Formation:** Arkansas

## BORROWER INFORMATION

US Compounding, Inc.
PO Box 2709
Conway, AR 72033-2709

**Type of Business Entity:** Corporation
**State of Organization/Formation:** Arkansas

**GUARANTY OF SPECIFIC TRANSACTION.** This Guaranty Of Specific Transaction will be referred to in this document as the "Guaranty."

**LENDER.** "Lender" means First Federal Bank whose address is 8201 Cantrell Road, Suite 140, Little Rock, Arkansas 72227 , its successors and assigns.

**BORROWER.** "Borrower" means each party identified above to whom Lender has extended credit and financial accommodations.

**LIABILITIES.** "Liabilities" means the undertakings of the Guarantor to the Lender, as specified herein.

**GUARANTOR.** "Guarantor" means the party identified above that is undertaking certain Liabilities to the Lender, as specified herein.

**OBLIGATIONS.** "Obligations" means any and all indebtedness, obligations, and liabilities of the Borrower to the Lender, and all claims of the Lender against the Borrower, now existing or hereafter arising, direct or indirect (including participations or any interest of the Lender in indebtedness of the Borrower to others), acquired outright, conditionally, or as collateral security from another, absolute or contingent, joint or several, secured or unsecured, matured or not matured, monetary or nonmonetary, arising out of contract or tort, liquidated or unliquidated, arising by operation of law or otherwise and all extensions, renewals, refundings, replacements, and modifications of any of the foregoing.

**COLLATERAL.** "Collateral" means any property that secures payment of the Liabilities, and all proceeds thereof.

**NOTICE TO GUARANTOR.** Lender has agreed to extend credit and financial accommodations to Borrower pursuant to a promissory note executed on even date herewith (the "Note"), and all agreements, instruments and documents executed or delivered in connection with the foregoing or otherwise related thereto (together with any amendments, modifications, or restatements thereof, the "Related Documents").

Guarantor is affiliated with Borrower, and as such, shall be benefited directly by the transaction contemplated by the Related Documents, and shall execute this Guaranty in order to induce Lender to enter the transaction.

In consideration of the foregoing premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Guarantor hereby guarantees, promises and undertakes, both jointly and severally, as follows:

**GUARANTY OF SPECIFIC TRANSACTION.** Guarantor hereby unconditionally, absolutely, and irrevocably guarantees to Lender the full and prompt payment and performance when due (whether at the maturity date or by required prepayment, acceleration, or otherwise) of an Obligation of the Borrower to the Lender as evidenced by a note or agreement dated July 14, 2014, in the principal amount of $2,500,000.00, plus interest, charges, and fees as provided for, including all extensions and renewals thereof, until the Obligation of Borrower is fully paid.

This is a guaranty of payment and not of collection.

**EXPENSES.** Guarantor hereby agrees, to the extent permitted by law, to pay any and all expenses incurred in enforcing any rights under this Guaranty. Without limiting the foregoing, Guarantor agrees that whenever any attorney is used by the Lender to obtain payment hereunder, to enforce this Guaranty, to adjudicate the rights of the parties hereunder, or to advise the Lender of its rights, the Lender shall be entitled to recover reasonable attorneys' fees, all court costs, and expenses attributable thereto (the "Expenses").

**SECURED GUARANTY.** Security for this Guaranty ("Collateral") is granted by Guarantor to Lender under the following documents executed on the date(s) noted below:

- Assignment of Leases and Rents dated December 19, 2014 evidencing an assignment of leases and rents on the property located at (See Attached Exhibit) owned by Eddie Glover Revocable Trust dated November 11, 2013.
- Security Instrument (Mortgage/Deed of Trust/Security Deed) in the amount of $2,500,000.00, dated December 19, 2014 evidencing a lien on the property located at (See Attached Exhibit) owned by Eddie Glover Revocable Trust dated November 11, 2013.

**CONSENT.** The Guarantor consents to all extensions, renewals, and modifications made by the Lender for, or on account of, any indebtedness of Borrower to Lender. Lender may proceed directly against Guarantor in the event of any default by Borrower without resorting to any other persons, to the assets of Borrower, to any collateral security granted by Borrower to Lender, or the liquidation of any collateral security given hereunder to secure this Guaranty. Furthermore, to the extent permitted by law, Guarantor hereby agrees and consents that the Lender may from time to time without notice to Guarantor and without affecting the liability of Guarantor (a) release, impair, sell or otherwise dispose of any security or collateral, (b) release or agree not to sue any guarantor or surety, (c) fail to perfect its security interest in or realize upon any security or collateral, (d) fail to realize upon any of the obligations of Borrower or to proceed against Borrower or any guarantor or surety, (e) renew or extend the time of payment, (f) increase or decrease the rate of interest, (g) accept additional security or collateral, (h) determine the allocation and application of payments and credits and accept partial payments, (i) determine what, if anything, may at any time be done with reference to any security or collateral, and (j) settle or compromise the amount due or owing or claimed to be due or owing from any Borrower, guarantor or surety, which settlement or compromise shall not affect the undersigned's liability for the full amount of the guaranteed obligations. To the extent permitted by law, Guarantor expressly consents to and waives notice of all of the above.

**REPRESENTATIONS.** Guarantor has established adequate means of obtaining from sources other than Lender, on a continuing basis, financial and other information pertaining to Borrower's financial condition, and the status of Borrower's performance of obligations imposed by the loan documents, and Guarantor agrees to keep adequately informed from such means of any facts, events or circumstances which might in any way affect Guarantor's risks hereunder, and Lender has made no representation to Guarantor as far as any such matters.

**SUBROGATION.** Notwithstanding any payment or payments made by the Guarantor hereunder, or any set-off or application of the Collateral by the Lender, the Guarantor will not exercise any rights of the Lender against the Borrower, nor shall the Guarantor seek contribution from any other Guarantor until all the Obligations shall have been paid in full. If any amount shall be paid to the Guarantor on account of such subrogation rights at any time when all the Obligations will not have been paid in full, such amount shall be held in trust for the benefit of the Lender and shall forthwith be paid to the Lender to be credited and applied to the Obligations, whether matured or unmatured. If (i) the Guarantor shall make payment to the Lender of all or any part of the Obligations and (ii) all the Obligations shall be paid in full, the Lender will, at the Guarantor's request, execute and deliver to the Guarantor appropriate documents, without recourse and without representation or warranty, necessary to evidence the transfer by subrogation to the Guarantor of an interest in the Obligations resulting from such payment by the Guarantor.

**GENERAL WAIVERS.** Guarantor, to the extent permitted by law, hereby waives (a) notice of acceptance of this Guaranty and all notice of the creation, extension or accrual of any of the Obligations, (b) diligence, presentment, protest, demand for payment, notice of dishonor, notice of intent to accelerate, and notice of acceleration, (c) notice of any other nature whatsoever to the extent permitted by law, (d) any requirement that the Lender take any action whatsoever against the Borrower or any other party or file any claim in the event of the bankruptcy of the Borrower, or (e) failure to protect, preserve, or resort to any collateral, and (f) any defense that could be asserted by Borrower, including defenses arising out of failure of consideration, breach of warranty, fraud, payment, statute of frauds, bankruptcy, lack of capacity, statute of limitations, lender liability, unenforceability of any loan document, accord and satisfaction, or usury.

Guarantor, to the extent permitted by law, further waives and agrees not to assert any and all rights, benefits, and defenses that might otherwise be available under the provisions of the governing law that might operate, contrary to Guarantor's agreements in this Guaranty, to limit Guarantor's liability under, or the enforcement of, this Guaranty, including all defenses of suretyship.

**LENDER'S RIGHTS.** Any delay, failure, omission, or lack on the part of the Lender to enforce, assert, or exercise any provision or take any action pursuant to the Related Documents, including any right, power, or remedy conferred on Lender in any of the Related Documents or any action on the part of Lender granting indulgence or extension in any form Guaranty or any Related Documents does not operate as a waiver of the Lender's ability to exercise all of its rights. The Lender may choose to partially exercise rights under this Guaranty and any Related Documents, but that does not prevent the Lender from fully exercising these rights.

**SURVIVAL.** This Guaranty is binding on all heirs, executors, personal representatives, administrators, assigns and successors of the Guarantor.

**ASSIGNABILITY.** The Lender may, without notice, assign the Obligations, in whole or in part, and each successive assignee of the Obligations so assigned may enforce this Guaranty for its own benefit with respect to the Obligations so assigned. In the event that any person other than the Lender shall become a holder of any of the Obligations, the reference to the Lender shall be construed to refer to each such holder.

**RIGHT OF SET-OFF.** To the extent permitted by law, Guarantor gives Lender the right to set-off any of Guarantor's accounts or property which may be in Lender's possession against any amount owed under this Guaranty. This right of set-off does not extend to any Keogh account, IRA, or similar tax deferred deposit. Further, the Lender shall have available all remedies under applicable state and federal laws, including the garnishment of wages, to the extent permitted by law.

**SEVERABILITY.** If a court of competent jurisdiction determines any term or provision of this Guaranty is invalid or prohibited by applicable law, that term or provision will be ineffective, but only to the extent required to make it lawful. Any term or provision that has been determined to be invalid or prohibited will be severed from the rest of this Guaranty without invalidating the remainder of the provisions of this Guaranty.

**GOVERNING LAW.** This Guaranty shall be governed by and construed in accordance with the laws of the State of Arkansas except to the extent that federal law controls.

**HEADINGS AND GENDER.** The headings in this Guaranty are for convenience in identifying subject matter. The headings have no limiting effect on the text that follows any particular heading. As the context herein requires, the singular shall include the plural and one gender shall include one or both other genders.

**ORAL AGREEMENTS DISCLAIMER.** This Agreement represents the final agreement between the parties and may not be contradicted by evidence of prior, contemporaneous or subsequent oral agreements of the parties. There are no unwritten oral agreements between the parties.

**ACKNOWLEDGMENT.** Guarantor hereby acknowledges that: (a) the Obligations hereunder shall be joint and several; (b) the liabilities undertaken by Guarantor in this Guaranty are complex in nature; and (c) numerous possible defenses to the enforceability of these liabilities may presently exist and/or may arise hereafter. As part of Lender's consideration for entering into this transaction, Lender has specifically bargained for the waiver and relinquishment by Guarantor of all such defenses, and Guarantor has had the opportunity to seek and receive legal advice from skilled legal counsel in the area of financial transactions of the type contemplated herein. Given all of the above, Guarantor does hereby represent and confirm to Lender that Guarantor is fully informed regarding, and that Guarantor does thoroughly understand: (i) the nature of all such possible defenses, and (ii) the circumstances under which such defenses may arise, and (iii) the benefits which such defenses might confer upon Guarantor, and (iv) the legal consequences to Guarantor of waiving such defenses. Guarantor acknowledges that Guarantor makes this Guaranty with the intent that this Guaranty and all of the informed waivers herein shall each and all be fully enforceable by Lender, and that Lender is induced to enter into this transaction in material reliance upon the presumed full enforceability thereof.

**By signing this Guaranty, Guarantor acknowledges reading, understanding, and agreeing to all its provisions.**

Eddie Glover Revocable Trust dated November 11, 2013

Eddie Glover 12/22/14

Eddie Glover Date
Trustee for Eddie Glover Revocable Trust dated November 11, 2013

THIS INSTRUMENT WAS PREPARED BY:
First Federal Bank
8201 Cantrell Road
Suite 140
Little Rock, AR 72227-0000

AFTER RECORDING RETURN TO:
First Federal Bank Loan Servicing
1401 Hwy 62/65 N
Harrison, AR 72601-0000

(Space Above This Line For Recording Data)

LOAN NUMBER: 5000028497

# COMMERCIAL REAL ESTATE MORTGAGE

This COMMERCIAL REAL ESTATE MORTGAGE ("Security Instrument") is made on December 19, 2014 between the mortgagor(s) Eddie Glover Revocable Trust dated November 11, 2013, an Arkansas Trust , whose address is 4220 Bay Hill Dr, Conway, Arkansas 72034-8195 ("Mortgagor"), and First Federal Bank whose address is 8201 Cantrell Road, Suite 140, Little Rock, Arkansas 72227 ("Lender"), which is organized and existing under the laws of the State of Arkansas. Mortgagor owes Lender the principal sum of Two Million Five Hundred Thousand and 00/100 Dollars (U.S. $2,500,000.00), which is evidenced by the promissory note dated July 14, 2014. Mortgagor in consideration of this loan and any future loans extended by Lender up to a maximum principal amount of Two Million Five Hundred Thousand and 00/100 Dollars (U.S. $2,500,000.00) ("Maximum Principal Indebtedness"), and for other valuable consideration, the receipt of which is acknowledged, hereby mortgages, grants and conveys to Lender, its successors and assigns, forever, the following described property located in the County of Faulkner, State of Arkansas:

Legal Description: See Attached Exhibit

Together with all easements, appurtenances abutting streets and alleys, improvements, buildings, fixtures, tenements, hereditaments, equipment, rents, income, profits and royalties, personal goods of whatever description and all other rights and privileges including all minerals, oil, gas, water (whether groundwater, subterranean or otherwise), water rights (whether riparian, appropriate or otherwise, and whether or not appurtenant to the above-described real property), wells, well permits, ditches, ditch rights, reservoirs, reservoir rights, reservoir sites, storage rights, dams and water stock that may now, or at any time in the future, be located on and/or used in connection with the above-described real property, payment awards, amounts received from eminent domain, amounts received from any and all insurance payments, and timber which may now or later be located, situated, or affixed on and used in connection therewith (hereinafter called the "Property").

**RELATED DOCUMENTS.** The words "Related Documents" mean all promissory notes, security agreements, prior mortgages, prior deeds of trust, prior deeds to secure debt, business loan agreements, construction loan

agreements, resolutions, guaranties, environmental agreements, subordination agreements, assignments of leases and rents and any other documents or agreements executed in connection with this Indebtedness and Security Instrument, whether now or hereafter existing, including any modifications, extensions, substitutions or renewals of any of the foregoing. The Related Documents are hereby made a part of this Security Instrument by reference thereto, with the same force and effect as if fully set forth herein.

**INDEBTEDNESS.** This Security Instrument secures the principal amount shown above as may be evidenced by a promissory note or notes of even, prior or subsequent date hereto, including future advances and every other indebtedness of any and every kind now or hereafter owing from US Compounding, Inc. to First Federal Bank, howsoever created or arising, whether primary, secondary or contingent, together with any interest or charges provided in or arising out of such indebtedness, as well as the agreements and covenants of this Security Instrument and all Related Documents (hereinafter all referred to as the "Indebtedness").

**MATURITY DATE.** The Indebtedness, if not paid earlier, shall be due on December 10, 2015.

**FUTURE ADVANCES.** To the extent permitted by law, this Security Instrument will secure future advances as if such advances were made on the date of this Security Instrument regardless of the fact that from time to time there may be no balance due under the note and regardless of whether Lender is obligated to make such future advances.

**CROSS COLLATERALIZATION.** It is the expressed intent of Mortgagor to cross collateralize all of its Indebtedness and obligations to Lender, howsoever arising and whensoever incurred, except any obligation existing or arising against the principal dwelling of any Mortgagor.

**WARRANTIES.** Mortgagor, for itself, its heirs, personal representatives, successors, and assigns, represents, warrants, covenants and agrees with Lender, its successors and assigns, as follows:

**Performance of Obligations.** Mortgagor promises to perform all terms, conditions, and covenants of this Security Instrument and Related Documents in accordance with the terms contained therein.

**Defense and Title to Property.** At the time of execution and delivery of this instrument, Mortgagor is lawfully seised of the estate hereby conveyed and has the exclusive right to mortgage, grant, convey and assign the Property. Mortgagor covenants that the Property is unencumbered and free of all liens, except for encumbrances of record acceptable to Lender. Further, Mortgagor covenants that Mortgagor will warrant and defend generally the title to the Property against any and all claims and demands whatsoever, subject to the easements, restrictions, or other encumbrances of record acceptable to Lender, as may be listed in the schedule of exceptions to coverage in any abstract of title or title insurance policy insuring Lender's interest in the Property.

**Condition of Property.** Mortgagor promises at all times to preserve and to maintain the Property and every part thereof in good repair, working order, and condition and will from time to time, make all needful and proper repairs so that the value of the Property shall not in any way be impaired.

**Removal of any Part of the Property.** Mortgagor promises not to remove any part of the Property from its present location, except for replacement, maintenance and relocation in the ordinary course of business.

**Alterations to the Property.** Mortgagor promises to abstain from the commission of any waste on or in connection with the Property. Further, Mortgagor shall make no material alterations, additions or improvements of any type whatsoever to the Property, regardless of whether such alterations, additions or improvements would increase the value of the Property, nor permit anyone to do so except for tenant improvements and completion of items pursuant to approved plans and specifications, without Lender's prior written consent, which consent may be withheld by Lender in its sole discretion. Mortgagor will comply with all laws and regulations of all public authorities having jurisdiction over the Property including, without limitation, those relating to the use, occupancy and maintenance thereof and shall upon request promptly submit to Lender evidence of such compliance.

**Due on Sale - Lender's Consent.** Mortgagor shall not sell, further encumber or otherwise dispose of, except as herein provided, any or all of its interest in any part of or all of the Property without first obtaining the written consent of Lender. If any encumbrance, lien, transfer or sale or agreement for these is created, Lender may declare immediately due and payable, the entire balance of the Indebtedness.

**Insurance.** Mortgagor promises to keep the Property insured against such risks and in such form as may within the sole discretion of Lender be acceptable, causing Lender to be named as loss payee or if requested by Lender, as mortgagee. The insurance company shall be chosen by Mortgagor subject to Lender's approval, which shall not be unreasonably withheld. All insurance policies must provide that Lender will get a minimum of 10 days notice prior to cancellation. At Lender's discretion, Mortgagor may be required to produce receipts of paid premiums and renewal policies. If Mortgagor fails to obtain the required coverage, Lender may do so at Mortgagor's expense. Mortgagor hereby directs each and every insurer of the Property to make payment of loss to Lender with the proceeds to be applied, only at Lender's option, to the repair and replacement of the damage or loss or to be applied to the Indebtedness with the surplus, if any, to be paid by Lender to Mortgagor.

**Payment of Taxes and Other Applicable Charges.** Mortgagor promises to pay and to discharge liens, encumbrances, taxes, assessments, lease payments and any other charges relating to the Property when levied or assessed against Mortgagor or the Property.

**Environmental Laws and Hazardous or Toxic Materials.** Mortgagor and every tenant have been, are presently and shall continue to be in strict compliance with any applicable local, state and federal environmental laws and regulations. Further, neither Mortgagor nor any tenant shall manufacture, store, handle, discharge or dispose of hazardous or toxic materials as may be defined by any state or federal law on the Property, except to the extent the existence of such materials has been presently disclosed in writing to Lender. Mortgagor will immediately notify Lender in writing of any assertion or claim made by any party as to the possible violation of applicable state and federal environmental laws including the location of any hazardous or toxic materials on or about the Property. Mortgagor indemnifies and holds Lender harmless from, without limitation, any liability or expense of whatsoever nature incurred directly or indirectly out of or in connection with: (a) any environmental laws affecting all or any part of the Property or Mortgagor; (b) the past, present or future existence of any hazardous materials in, on, under, about, or emanating from or passing through the Property or any part thereof or any property adjacent thereto; (c) any past, present or future hazardous activity at or in connection with the Property or any part thereof; and (d) the noncompliance by Mortgagor or Mortgagor's failure to comply fully and timely with environmental laws.

**Financial Information.** Mortgagor agrees to supply Lender such financial and other information concerning its affairs and the status of any of its assets as Lender, from time to time, may reasonably request. Mortgagor further agrees to permit Lender to verify accounts as well as to inspect, copy and to examine the books, records and files of Mortgagor.

**Lender's Right to Enter.** Lender or Lender's agents shall have the right and access to inspect the Property at all reasonable times in order to attend to Lender's interests and ensure compliance with the terms of this Security Instrument. If the Property, or any part thereof, shall require inspection, repair or maintenance which Mortgagor has failed to provide, Lender, after reasonable notice, may enter upon the Property to effect such obligation; and the cost thereof shall be added to the Indebtedness and paid on Lender's demand by Mortgagor.

**ASSIGNMENT OF LEASES AND RENTS.** As additional security for the payment of the Indebtedness and the performance of the covenants contained herein, Mortgagor hereby assigns and transfers over to Lender all rents, income and profits ("Rents") under any present or future leases, subleases or licenses of the Property, including any guaranties, extensions, amendments or renewals thereof, from the use of the Property. So long as Mortgagor is not in default, Mortgagor may receive, collect and enjoy all Rents accruing from the Property, but not more than one month in advance of the due date. Lender may also require Mortgagor, tenant and any other user of the Property to make payments of Rents directly to Lender. However, by receiving any such payments, Lender is not,

and shall not be considered, an agent for any party or entity. Any amounts collected may, at Lender's sole discretion, be applied to protect Lender's interest in the Property, including but not limited to the payment of taxes and insurance premiums and to the Indebtedness. At Lender's sole discretion, all leases, subleases and licenses must first be approved by Lender.

**CONDEMNATION.** Mortgagor shall give Lender notice of any action taken or threatened to be taken by private or public entities to appropriate the Property or any part thereof, through condemnation, eminent domain or any other action. Further, Lender shall be permitted to participate or intervene in any of the above described proceedings in any manner it shall at its sole discretion determine. Lender is hereby given full power, right and authority to receive and receipt for any and all damages awarded as a result of the full or partial taking or appropriation and in its sole discretion, to apply said awards to the Indebtedness, whether or not then due or otherwise in accordance with applicable law. Unless Lender otherwise agrees in writing, any application of proceeds to the Indebtedness shall not extend or postpone the due date of the payments due under the Indebtedness or change the amount of such payments.

**MORTGAGOR'S ASSURANCES.** At any time, upon a request of Lender, Mortgagor will execute and deliver to Lender, and if appropriate, cause to be recorded, such further mortgages, assignments, assignments of leases and rents, security agreements, pledges, financing statements, or such other document as Lender may require, in Lender's sole discretion, to effectuate, complete and to perfect as well as to continue to preserve the Indebtedness, or the lien or security interest created by this Security Instrument.

**ATTORNEY-IN-FACT.** Mortgagor appoints Lender as attorney-in-fact on behalf of Mortgagor. If Mortgagor fails to fulfill any of Mortgagor's obligations under this Security Instrument or any Related Documents, including those obligations mentioned in the preceding paragraph, Lender as attorney-in-fact may fulfill the obligations without notice to Mortgagor. This power of attorney shall not be affected by the disability of the Mortgagor.

**EVENTS OF DEFAULT.** The following events shall constitute default under this Security Instrument (each an "Event of Default"):

(a) Failure to make required payments when due under Indebtedness;
(b) Failure to perform or keep any of the covenants of this Security Instrument or a default under any of the Related Documents;
(c) The making of any oral or written statement or assertion to Lender that is false or misleading in any material respect by Mortgagor or any person obligated on the Indebtedness;
(d) The death, dissolution, insolvency, bankruptcy or receivership proceeding of Mortgagor or of any person or entity obligated on the Indebtedness;
(e) Any assignment by Mortgagor for the benefit of Mortgagor's creditors;
(f) A material adverse change occurs in the financial condition, ownership or management of Mortgagor or any person obligated on the Indebtedness; or
(g) Lender deems itself insecure for any reason whatsoever.

**REMEDIES ON DEFAULT.** Upon the occurrence of an Event of Default, Lender may, without demand or notice, pay any or all taxes, assessments, premiums, and liens required to be paid by Mortgagor, effect any insurance provided for herein, make such repairs, cause the abstracts of title or title insurance policy and tax histories of the Property to be certified to date, or procure new abstracts of title or title insurance and tax histories in case none were furnished to it, and procure title reports covering the Property, including surveys. The amounts paid for any such purposes will be added to the Indebtedness and will bear interest at the rate of interest otherwise accruing on the Indebtedness until paid. In the event of foreclosure, the abstracts of title or title insurance shall become the property of Lender. All abstracts of title, title insurance, tax histories, surveys, and other documents pertaining to the Indebtedness will remain in Lender's possession until the Indebtedness is paid in full.

IN THE EVENT OF THE SALE OF THIS PROPERTY UNDER THE PROCEDURE FOR FORECLOSURE OF A SECURITY INSTRUMENT BY ADVERTISEMENT, AS PROVIDED BY APPLICABLE LAW, OR IN THE EVENT LENDER EXERCISES ITS RIGHTS UNDER THE ASSIGNMENT OF LEASES AND RENTS, THE

MORTGAGOR HEREBY WAIVES ANY RIGHT TO ANY NOTICE OTHER THAN THAT PROVIDED FOR SPECIFICALLY BY STATUTE, OR TO ANY JUDICIAL HEARING PRIOR TO SUCH SALE OR OTHER EXERCISE OF RIGHTS.

Upon the occurrence of an Event of Default, Lender may, without notice unless required by law, and at its option, declare the entire Indebtedness due and payable, as it may elect, regardless of the date or dates of maturity thereof and, if permitted by state law, is authorized and empowered to cause the Property to be sold at public auction, and to execute and deliver to the purchaser or purchasers at such sale any deeds of conveyance good and sufficient at law, pursuant to the statute in such case made and provided, and out of the proceeds of the sale to retain the sums then due hereunder and all costs and charges of the sale, including attorneys' fees, rendering any surplus to the party or parties entitled to it. Any such sale or a sale made pursuant to a judgment or a decree for the foreclosure hereof may, at the option of Lender, be made en masse. The commencement of proceedings to foreclose this Security Instrument in any manner authorized by law shall be deemed as exercise of the above option.

Upon the occurrence of an Event of Default, Lender shall immediately be entitled to make application for and obtain the appointment of a receiver for the Property and of the earnings, income, issue and profits of it, with the powers as the court making the appointments confers. Mortgagor hereby irrevocably consents to such appointment and waives notice of any application therefor.

**NO WAIVER.** No delay or failure of Lender to exercise any right, remedy, power or privilege hereunder shall affect that right, remedy, power or privilege nor shall any single or partial exercise thereof preclude the exercise of any right, remedy, power or privilege. No Lender delay or failure to demand strict adherence to the terms of this Security Instrument shall be deemed to constitute a course of conduct inconsistent with Lender's right at any time, before or after an event of default, to demand strict adherence to the terms of this Security Instrument and the Related Documents.

**JOINT AND SEVERAL LIABILITY.** If this Security Instrument should be signed by more than one person, all persons executing this Security Instrument agree that they shall be jointly and severally bound, where permitted by law.

**SURVIVAL.** Lender's rights in this Security Instrument will continue in its successors and assigns. This Security Instrument is binding on all heirs, executors, administrators, assigns and successors of Mortgagor.

**NOTICES AND WAIVER OF NOTICE.** Unless otherwise required by applicable law, any notice or demand given by Lender to any party is considered effective: (i) when it is deposited in the United States Mail with the appropriate postage; (ii) when it is sent via electronic mail; (iii) when it is sent via facsimile; (iv) when it is deposited with a nationally recognized overnight courier service; (v) on the day of personal delivery; or (vi) any other commercially reasonable means. Any such notice shall be addressed to the party given at the beginning of this Security Instrument unless an alternative address has been provided to Lender in writing. To the extent permitted by law, Mortgagor waives notice of Lender's acceptance of this Security Instrument, defenses based on suretyship, any defense arising from any election by Lender under the United States Bankruptcy Code, Uniform Commercial Code, as enacted in the state where Lender is located or other applicable law or in equity, demand, notice of acceleration, notice of nonpayment, presentment, protest, notice of dishonor and any other notice.

**TO THE EXTENT PERMITTED BY LAW, MORTGAGOR WAIVES ANY RIGHT TO NOTICE, OTHER THAN THE NOTICE PROVIDED ABOVE, AND WAIVES ANY RIGHT TO ANY HEARING, JUDICIAL OR OTHERWISE, PRIOR TO LENDER EXERCISING ITS RIGHTS UNDER THIS SECURITY INSTRUMENT.**

**GENERAL WAIVER.** To the extent permitted by law, the Mortgagor severally waives any required notice of presentment, demand, acceleration, intent to accelerate, protest, suretyship defenses and any other notice and defense due to extensions of time or other indulgence by Lender or to any substitution or release of collateral. No failure or delay on the part of Lender, and no course of dealing between Mortgagor and Lender, shall operate as a waiver of such power or right, nor shall any single or partial exercise of any power or right preclude other or further exercise thereof or the exercise of any other power or right.

**WAIVER OF EXEMPTION AND REDEMPTION.** Mortgagor waives all right of homestead exemption pertaining to the Property and all rights of appraisal, sale and redemption allowed under any law or laws of the state of Arkansas, including specifically the right of redemption provided under Act No. 153 of the General Assembly of the state of Arkansas (A.C.A. § 18-49-106), and acts amendatory thereto.

**LENDER'S EXPENSES.** Mortgagor agrees to pay all expenses incurred by Lender in connection with enforcement of its rights under the Indebtedness, this Security Instrument or in the event Lender is made party to any litigation because of the existence of the Indebtedness or this Security Instrument, as well as court costs, collection charges and reasonable attorneys' fees and disbursements.

**ASSIGNABILITY.** Lender may assign or otherwise transfer this Security Instrument or any of Lender's rights under this Security Instrument without notice to Mortgagor. Mortgagor may not assign this Security Instrument or any part of the Security Instrument without the express written consent of Lender.

**GOVERNING LAW.** This Security Instrument will be governed by the laws of the State of Arkansas including all proceedings arising from this Security Instrument.

**SEVERABILITY.** If a court of competent jurisdiction determines any term or provision of this Security Instrument is invalid or prohibited by applicable law, that term or provision will be ineffective to the extent required. Any term or provision that has been determined to be invalid or prohibited will be severed from the rest of the Security Instrument without invalidating the remainder of either the affected provision or this Security Instrument.

**ORAL AGREEMENTS DISCLAIMER.** This Security Instrument represents the final agreement between the parties and may not be contradicted by evidence of prior, contemporaneous or subsequent oral agreements of the parties. There are no unwritten oral agreements between the parties.

**By signing this Security Instrument, each Mortgagor acknowledges that all provisions have been read and understood.**

Eddie Glover Revocable Trust dated November 11, 2013

Eddie Glover 12/22/14

Eddie Glover Date

Trustee for Eddie Glover Revocable Trust dated November 11, 2013

**BUSINESS ACKNOWLEDGMENT**

STATE OF ARKANSAS )
)
COUNTY OF Pulaski )

On this the 12 22nd, before me, Carolyn M DiBussl, a Notary Public, personally appeared 12/22/2014

Eddie Glover , Trustee on behalf of Eddie Glover Revocable Trust dated November 11, 2013, an Arkansas Trust , to me personally known or who having proven to me on the basis of satisfactory evidence to be the person whose name is subscribed within this instrument and who acknowledged that he/she holds the position set forth and that he/she being authorized to do so, executed the foregoing instrument for the purpose and consideration therein contained, by signing the name of the Trust by himself/herself as Trustee of Eddie Glover Revocable Trust dated November 11, 2013, and that the foregoing instrument is the voluntary act and deed of the Trust.

In witness whereof, I hereunto set my hand and official seal.

Carolyn M DeBusk

Notary Public
Identification Number

**EXHIBIT "A"**

361-00001-000: Lot 1, Needs Creek Heights Subdivision as recorded in Plat Book D, Page 83, in the records of Faulkner County, Arkansas.

001-04252-000: All of the SE1/4 SE1/4 of Section 7, T6N, R12W, Faulkner County, Arkansas, except that portion thereof lying North and East of Cadron Creek, about 5 acres, more or less, and the lands hereby conveyed containing 35 acres, more or less, in the aggregate.

001-04237-000: 001-04249-000; 001-04248-000; 001-04251-000; All of the SW1/4 NE1/4 and the NW1/4 SE1/4 and the NE1/4 SE1/4, that lies West of East Cadron Creek; all of said lands being in Section 7, T6N, R12W, Faulkner County, Arkansas and containing 69 acres, more or less. Also the SW1/4 SE1/4 of Section 7, T6N, R12W, Faulkner County, Arkansas containing 40 acres, more or less. Containing 109 acres, more or less, in the aggregate.

001-04227-000: 001-04242-000; The SW1/4 SW1/4 of Section 6, T6N, R12W Faulkner County, Arkansas containing 33.57 acres more or less; Less and Except the West 375 feet of the North 551 feet of the SW1/4 SW1/4 of Section 6, T6N, R12W, Faulkner County, Arkansas containing 4.75 acres and the NW1/4 NW1/4 of Section 7, T6N, R12W, and containing 33.68 acres and containing 62.50 acres, more or less, in the aggregate.

001-04228-000: Part of the NW1/4 SW1/4 of Section 6, T6N, R12W, Faulkner County, Arkansas, more particularly described as beginning at the Southeast corner of said NW1/4 SW1/4; thence along the South line of said NW1/4 SW1/4 North 89 degrees 13 minutes 39 seconds West 420.00 feet to the point of beginning; thence continue along the South line North 89 degrees 13 minutes 39 seconds West 611.31 feet; thence leaving said South line North 600.48 feet (deeded 599.55) feet to the South right of way of State Hwy. #287; thence along said right of way to a point South 88 degrees 34 minutes 14 seconds East 578.63 feet; thence leaving said right of way South 03 degrees 43 minutes 11 seconds East 505.57 feet; thence South 90.00 feet to the point of beginning containing 8.19 acres, more or less. Also, The West 375 feet of the North 551 feet of the SW1/4 SW1/4 of Section 6, T6N, R12W, Faulkner County, Arkansas, containing 4.75 acres, more or less.

001-04229-000: The SE1/4 SW1/4 Section 6, T6N, R12W, Faulkner County, Arkansas, containing 40 acres more or less.

001-05367-001; 001-05369-000: Part of the SE1/4 NW1/4 and part of the NE1/4 SW1/4, Section 33, T7N, R12W, Faulkner County, Arkansas, described as beginning at the Southeast corner of said SE1/4 NW1/4, and run thence North along the East line thereof 92.40 feet; thence West 1386 feet to the center of Cadron Creek; thence running South down the center of Cadron Creek 379.50 feet; thence East 1386 feet to the East line of the NE1/4 SW1/4; thence North 287.10 feet, to the point of beginning, containing 12.075 acres, more or less.